CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FLEXITI SECURITIZATION LIMITED PARTNERSHIP,
BY ITS GENERAL PARTNER, FLEXITI SECURITIZATION GENERAL PARTNER INC.
as Issuer
- and -
FLEXITI SECURITIZATION GENERAL PARTNER INC.
in its own
- and -
COMPUTERSHARE TRUST COMPANY OF CANADA
as Indenture Trustee

TRUST INDENTURE Dated December 9, 2021

TABLE OF CONTENTS
i

v

15.4 Limited Recourse and Subordination.	67
15.5 Foreign Currency Obligations.	68
15.6 Third Party Beneficiaries.	68
15.7 Formal Date.	68
15.8 Force Majeure	68
15.9 Execution in Counterparts.	69
15.10 Delivery of Executed Copies.	69

TRUST INDENTURE
TRUST INDENTURE made as of December 9, 2021, between Flexiti Securitization Limited Partnership, a limited partnership organized under the laws of the Province of Ontario, by its general partner, Flexiti Securitization General Partner Inc., a corporation organized under the laws of Canada, as Issuer, Flexiti Securitization General Partner Inc., in its own right (“General Partner”) and Computershare Trust Company of Canada, a trust company established under the laws of Canada and licensed to carry on business in each of the provinces and territories of Canada (the “Indenture Trustee”).
WHEREAS the Issuer is desirous of creating and issuing from time to time asset-backed securities in the manner hereinafter provided;
NOW THEREFORE THIS INDENTURE WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:
Article 1
INTERPRETATION
1.1Definitions.
In this Indenture, the following terms will have the following meanings:
“Act” means the Securities Act (Ontario), as in effect from time to time;
“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person and, for the purposes of this definition, “control” means, in respect of any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing;
“Anti-Terrorism Laws” has the meaning ascribed thereto in Section 12.3(e)(ii);
“Book-Entry Noteholder” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of a Book-Entry Note;
“Book-Entry Notes” means the Notes held through the Book-Entry System as described in Section 2.13; provided that after the occurrence of an event whereupon book-entry transfers are no longer permitted and Definitive Notes have been issued to holders of any Book-Entry Notes, such Book-Entry Notes shall be cancelled;
“Book-Entry System” means the record entry securities transfer and pledge system administered by the Clearing Agency in accordance with its operating rules and procedures;
“Business Day” means any day of the year, other than a Saturday, Sunday or statutory or civic holiday, on which banks are open for business in Toronto, Ontario;
“Canadian Dollars” means the lawful money of Canada;
“CDS” means CDS Clearing and Depository Services Inc. and its successors and assigns;
“Certificate of the Issuer” means a certificate of the Issuer conforming to the requirements of Section 12.16;
“Class” means, in respect of a Series, each class of Notes of such Series issued pursuant to this Indenture and the Related Supplement and each class of Loans, if any, authorized, issued, created, obtained or borrowed by the Issuer, and designated as a class of Debt Obligations, pursuant to such Related Supplement or the Related Credit Agreements;
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“Clearing Agency” means CDS or, if otherwise specified in the Related Supplement with respect to the Notes of any particular Series, any other organization registered as a “clearing agency” pursuant to the Act;
“Clearing Agency Letter of Representation” means any letter of representation provided by the Issuer to a Clearing Agency with respect to procedures under the Book-Entry System;
“Collateral” means any collateral over which the Issuer grants a Security Interest to the Indenture Trustee or U.S. Indenture Trustee for any Series of Debt Obligations, as specified in the Related Supplement;
“Collections” means all cash collections and other proceeds of Purchased Asset Interests including, without limitation, all payments by a Credit Enhancer under any Credit Enhancement Agreement, all proceeds of any Related Collateral and any collection of such Purchased Asset Interests or any proceeds of sale of such Purchased Asset Interests received by or deemed to have been received by the Issuer, or any agent on behalf of the Issuer, including the General Partner or any Servicer of such Purchased Asset Interests;
“Corporate Trust Office” means the address of the Indenture Trustee specified in Section 14.2 or such other address as to which the Indenture Trustee may give notice to the Noteholders and the Issuer;
“Counsel” means any attorney, barrister or solicitor or firm of attorneys, barristers and solicitors retained by the Indenture Trustee, which may include counsel to the Issuer and, in the case of Counsel to the Issuer, any attorney, barrister or solicitor or firm of attorneys, barristers and solicitors retained, acting reasonably, by the Issuer (who may also be Counsel to the Indenture Trustee and/or the General Partner);
“Credit Agreement” means a loan agreement executed in connection with one or more Purchased Asset Sale Agreements or a Series or Class of Debt Obligations among the Funding Providers thereunder and the Issuer providing for a loan or other accommodation or credit facility to the Issuer to enable the Issuer to (a) repay or refund Debt Obligations in accordance with the terms of such Debt Obligations or (b) enable the Issuer to acquire any Related Purchased Asset Interests or to fund or maintain the Issuer’s investment in or ownership of any Purchased Asset Interests, as amended, supplemented or otherwise modified and in effect from time to time;
“Credit Enhancement” means the provision by a Credit Enhancer of credit support (howsoever characterized) in respect of the Purchased Asset Interests or Debt Obligations or any Series or Class thereof, by any means whatsoever, including over-collateralization provided by a Seller to cover losses on Purchased Asset Interests (whether through a deferred purchase price or rent mechanism, excess income spread, a subordinated position or any other method) and also including any monies held by, or rights to hold money in favour of, the Issuer in a spread account or cash collateral account or as a reserve, and any insurance policy, letter of credit, surety bond, guaranteed rate agreement, refinancing facility, tax protection agreement, interest rate swap agreement or other similar arrangement, but excluding, for greater certainty, the right of a Credit Enhancer to the return, payment, reimbursement or release of a Credit Enhancement once its stated purpose has been satisfied;
“Credit Enhancement Agreement” means any agreement pursuant to which a Credit Enhancer provides Credit Enhancement;
“Credit Enhancer” means any Person, other than the Issuer and the General Partner, but including a Seller, that provides Credit Enhancement pursuant to a Credit Enhancement Agreement and any successor or assign of such Person;
“Custodian” means one or more Persons designated to act as a custodian in respect of Purchased Asset Interests or any Related Transaction Account and to perform other tasks associated therewith under the Related Supplement or Related Purchased Asset Sale Agreement or other agreement entered into by the Issuer with any Person providing for the custody of the Purchased Asset Interests or any Related Transaction Account, and its successors and permitted assigns in such capacity;

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“Dealer” means one or more Persons who are parties to a Dealer Agreement (other than the Issuer, the General Partner or a Seller) for the purpose of facilitating the sale and distribution, or resale, of the Notes referred to in the Dealer Agreement;
“Dealer Agreement” means any agreement which may be entered into from time to time between the Issuer and a Dealer providing for the purchase and sale and distribution of Notes of the Issuer or the sale and distribution of Notes on an agency basis;
“Debt Obligation” means a Note or Loan of any Series or Class;
“Debtholder” or “holder” means a Noteholder or the holder or owner of a Debt Obligation other than a Note (including, for the avoidance of doubt, a Funding Provider);
“Default” means, for any Series, any occurrence that is, or with notice or the lapse of time or both would become, a Related Event of Default;
“Definitive Notes” means fully registered certificates representing Notes in the form specified in the Related Supplement;
“Distribution Date” means any day in a month upon which periodic payments of principal and/or interest are to be paid on any Debt Obligation;
“Eligible Institution” means any trust company incorporated under the laws of Canada or any province thereof or any bank listed in Schedule I, Schedule II or Schedule III (provided that a Schedule III bank must have deposit taking authority) to the Bank Act (Canada), and which, at any time funds comprising part of the Collateral are on deposit therein, has the Required Rating, or, if such trust company or bank does not satisfy any such rating requirement, such lower rating that satisfies the Rating Agency Condition, as applicable in respect of any rated Debt Obligations and is approved by an Extraordinary Resolution of holders of any non-rated Debt Obligations, as applicable;
“Equivalent Amount” means, on any given date, the amount of Canadian Dollars resulting from the conversion of a specified amount of any other currency converted (i) at the spot rate determined in accordance with the Related Supplement; or (ii) if the specified amount of such other currency is the subject of a Hedging Agreement which provides for the delivery of or conversion to an equivalent amount of Canadian Dollars, the specified amount of such other currency shall be deemed to be converted to an amount in Canadian Dollars at the effective rate under such Hedging Agreement;
“Event of Default” has the meaning ascribed thereto in Section 8.1;
“Extraordinary Resolution” means a resolution described in Section 11.13;
“Flexiti” means Flexiti Financial Inc. and its successors and permitted assigns;
“Funding Providers” means the Persons that are at any time lenders under any Credit Agreements;
“General Partner” means Flexiti Securitization General Partner Inc. and its successors and permitted assigns;
“Hedging Agreement” means any currency exchange or interest rate exchange agreement, interest rate cap, collar or floor agreement, forward rate or currency agreement or other similar agreement between the Issuer and a Swap Counterparty; provided, for the avoidance of doubt, that a Hedging Agreement shall consist of (i) the ISDA Master Agreement entered into by the Issuer and Swap Counterparty, (ii) each Schedule or Annex thereto, if any, and (iii) each confirmation executed and delivered by the Issuer and such Swap Counterparty pursuant to such ISDA Master Agreement and Schedule;
“Hypothec” means a deed of hypothec, if any, to be granted by the Issuer in favour of the Indenture Trustee under the laws of the Province of Quebec for the purposes of further assuring

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the Collateral, or a part thereof, to the Indenture Trustee for the benefit of the Related Specified Creditors, as amended, supplemented or otherwise modified and in effect from time to time;
“IFRS” means International Financial Reporting Standards as adopted by the International Accounting Standards Board (or any successor board or agency), and approved by the Chartered Professional Accountants of Canada (or any successor institute or agency with similar function);
“Indenture” means this trust indenture, as amended, supplemented, modified, restated or replaced from time to time, and the expressions “hereof”, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Indenture and not to any Article, Section, paragraph, subparagraph or clause hereof;
“Indenture Trustee” means Computershare Trust Company of Canada, as indenture trustee hereunder or as the fondé de pouvoir under a Hypothec, and its successors and permitted assigns in such capacity, or any successor trustee appointed pursuant to Article 12;
“Issuer” means Flexiti Securitization Limited Partnership, by its general partner, Flexiti Securitization General Partner Inc., as issuer hereunder, and its successors and permitted assigns;
“Issuer Property” means, as of any particular time, all assets of the Issuer and all property, real, personal or otherwise, tangible or intangible, which has been transferred, conveyed or paid to, or acquired by the Issuer, including all income, earnings, profits and gains therefrom, and which at such time is owned or held by the Issuer;
“ITA” means the Income Tax Act (Canada);
“Limited Partnership Agreement” means the limited partnership agreement dated September 22, 2021, as amended and restated as of November 30, 2021, among, inter alios, the Issuer and the General Partner, as any such agreement may be amended, supplemented, restated or replaced from time to time;
“Loan” means a loan, advance or other accommodation or extension of credit made to, or obtained by, the Issuer pursuant to a Credit Agreement and includes (a) the obligation of the Issuer to pay or repay such loan, advance or other accommodation or extension of credit in accordance with the terms and provisions of the Related Credit Agreement and the Related Supplement, and (b) all other obligations and liabilities of the Issuer pursuant to the Related Credit Agreement and the Related Supplement;
“LPA” means the Limited Partnerships Act (Ontario);
“Note Purchase Agreement” means any agreement which may be entered into from time to time between the Issuer and a Person or Persons providing for the purchase and sale of Notes to enable the Issuer to (a) repay or refund Debt Obligations in accordance with the terms of such Debt Obligations; or (b) enable the Issuer to acquire any Related Purchased Asset Interests or to fund or maintain the Issuer’s investment in or ownership of any Purchased Asset Interests, as amended, supplemented or otherwise modified and in effect from time to time;
“Note Registers” means the registers providing for the registration of the Notes which the Indenture Trustee is required to maintain pursuant to Section 2.6;
“Noteholder” means the Person in whose name the Note is registered in the applicable Note Register from time to time in accordance with the provisions of this Indenture;
“Notes” means the notes from time to time issued in Series pursuant to this Indenture and any Related Supplement, which may include one or more Classes of Notes;
“Obligations Secured” means, for any Series of Debt Obligations, all present and future debts, expenses and liabilities, direct or indirect, absolute or contingent, due, owing or accruing due or owing from time to time by the Issuer to the Related Specified Creditors in their capacity as such, including, without limitation, (i) the unpaid face amount of any Notes of that Series issued on a discount basis, discounted to their present value using a discount rate equivalent to the yield to

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maturity of such Notes when issued, or the principal amount of, together with the accrued and unpaid interest on, interest bearing Notes, as applicable; (ii) the principal amount together with the accrued and unpaid interest on Loans; (iii) accrued fees, whether or not then due and payable; and (iv) any other evidence of indebtedness issued by the Issuer pursuant to or in respect of an amount owing by the Issuer under a Program Agreement;
“Opinion of Counsel” means an opinion delivered by Counsel to the Issuer, or the General Partner on behalf of the Issuer, conforming to the requirements of Section 12.16;
“Original Currency” has the meaning ascribed thereto in Section 15.6;
“Other Assets” has the meaning ascribed thereto in Section 15.4;
“Participant” means a broker, dealer, bank or other financial institution or other Person who is a participant in the Book-Entry System and on whose behalf a Clearing Agency or its nominee holds Notes;
“Paying Agent” means any paying agent or co-paying agent appointed pursuant to the Related Supplement;
“Performance Guarantee” means a performance guarantee, support agreement or similar performance undertaking pursuant to which a Person guarantees or otherwise assures the performance of the obligations of one or more parties under one or more Related Program Agreements;
“Permitted Investment” means, in relation to the investment of funds on deposit in Related Transaction Accounts, investments which satisfy the criteria for Permitted Investments, as such term is defined in any Related Supplement;
“Permitted Liens” means (i) liens for taxes, assessments or other governmental charges or levies on the assets of the Issuer not at the time delinquent or thereafter payable without penalty or contested in good faith by appropriate proceedings and for which adequate reserves, in accordance with IFRS, shall have been set aside on the Issuer’s books; (ii) the Security Interests; and (iii) in respect of any Series of Debt Obligations and the Related Collateral, such liens or other encumbrances expressly permitted in any of the Related Program Agreements;
“Person” means any individual, corporation, estate, partnership, limited partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, government (or any agency or political subdivision thereof), or any other entity;
“PPSA” means (a) the personal property security legislation as in effect in each Province or Territory of Canada (other than Quebec), and (b) the Civil Code of Quebec as in effect in Quebec (but excluding any portions of the Civil Code of Quebec which are not equivalent to the PPSA of the provinces or territories described in clause (a));
“Principal Terms” means, with respect to the Debt Obligations of any particular Series:
(i)the name or designation of each Class of Debt Obligations of such Series;
(ii)the aggregate principal amount of each Class of Debt Obligations of such Series which may be issued, which aggregate principal amount may vary and be determined in the manner specified in the Related Supplement from time to time;
(iii)the interest rates, if any, applicable to each Class of Debt Obligations of such Series and the period over which any interest is to accrue, which interest rates may vary as between Debt Obligations of the same Series or Class as specified in the Related Supplement;
(iv)the Distribution Dates, if any, applicable to each Class of Debt Obligations of such Series;

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(v)the language and currency of such Debt Obligations, which currencies may vary as between Debt Obligations of the same Series or Class as specified in the Related Supplement;
(vi)the method for allocating principal and interest and other Collections to fund payments to each Class of Debt Obligations of such Series;
(vii)the forms of each Class of Debt Obligations of such Series;
(viii)the final maturity date of each Class of Debt Obligations of such Series and any expected final payment date, which dates may vary as between Debt Obligations of the same Series or Class as specified in the Related Supplement;
(ix)any redemption, retraction, repurchase or early repayment provisions for the Debt Obligations of such Series or, if applicable, the Classes of Debt Obligations of such Series, which may vary as between Debt Obligations of the same Series or Class as specified in the Related Supplement;
(x)a description of the items, if any, required to be delivered to the Indenture Trustee on the Related Series Issuance Date in addition to those specified in Subsection 2.3(b);
(xi)to the extent such Debt Obligations are Notes, whether such Notes are to be Definitive Notes or Book-Entry Notes and any limitations imposed thereon;
(xii)the minimum amounts and denominations in which such Debt Obligations may be issued, if applicable;
(xiii)any additional or alternative Related Events of Default;
(xiv)the required terms of any Credit Agreement for such Series, if applicable;
(xv)any terms which amend, supplement, modify, restate or replace the terms of this Indenture as such pertain to such Debt Obligations;
(xvi)any other provisions expressing or referring to the terms or conditions upon which the Debt Obligations of such Series are to be issued or obtained under this Indenture and the Related Supplement;
(xvii)the designation of any Series Accounts and the terms governing the operation of such Series Accounts;
(xviii)the Related Collateral for such Series;
(xix)the specification of any Purchased Asset Sale Agreement for such Series;
(xx)the number of Classes of Debt Obligations of such Series and, if such Series consists of more than one Class, the rights and priorities of each such Class;
(xxi)the voting rights for holders of Debt Obligations of such Series and, if applicable, the holders of Classes of Debt Obligations of such Series;
(xxii)the priority of such Series with respect to any other Series;
(xxiii)the Rating Agency or Rating Agencies, if any, rating such Series; and
(xxiv)any deposit into any account maintained for the benefit of the Debtholders of such Series;

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“Proceeding” means, with respect to any Series and the Related Obligations Secured, any suit in equity, action at law or other judicial or administrative proceeding;
“Program Agreements” means, at any time, collectively, this Indenture, together with any Related Supplements, Hypothecs, Hedging Agreements, Purchased Asset Sale Agreements, Credit Enhancement Agreements, Performance Guarantees, Subordinated Issuer Credit Agreements, Credit Agreements, Note Purchase Agreements, Dealer Agreements, Designation and Servicing Supplement, Sale and Servicing Supplement, the Limited Partnership Agreement and any other agreement to which the Issuer is a party or has a legal interest in, in effect at such time;
“Purchased Asset Interests” means whole or undivided interests in, or interests in pools of, receivables, loans, customer accounts or other evidences of indebtedness or other assets originated or acquired by a Seller and transferred to the Issuer pursuant to a Purchased Asset Sale Agreement and any other rights, interests and benefits acquired by the Issuer on or after the date hereof pursuant to the terms of the Program Agreements;
“Purchased Asset Sale Agreement” means any loans, customer accounts or receivables purchase agreement, co-ownership agreement, loan agreement or other agreement entered into by the Issuer and the Seller and, in certain cases, other parties, and a document related to the servicing of such Purchased Asset Interests, as any such agreement may be amended, supplemented, restated or replaced from time to time;
“Rating Agencies” means, with respect to any Series and with respect to any Class of any rated Debt Obligations, each credit rating agency which, has been requested by the Issuer to rate such Series or Class and any reference to each Rating Agency in relation to any Series or Class shall only apply to the specified rating agency if such rating agency is then rating such Series or Class;
“Rating Agency Condition” means, with respect to any Series or Class of any rated Debt Obligations, a condition which is satisfied in respect of any particular matter or action when each Rating Agency advises the Issuer or the Indenture Trustee, as applicable, in writing (which may be in electronic .pdf form) that such matter or action will not in and of itself decrease or result in the downgrade or withdrawal of its rating on the Debt Obligations of such Series or Class; provided that, if a Rating Agency waives, declines or refuses to review any request for a Rating Agency Condition in writing either generally (including by way of published policy or general written waivers, email or facsimile) or in respect of any specified event, matter or thing, then such waiver, declination or refusal will be deemed to eliminate, for such request only, the condition that such Rating Agency Condition must be satisfied with respect to that Rating Agency and that matter or action; and provided further that, if reference to satisfying the Rating Agency Condition is related to a proposed action that will be completed in connection with the initial assignment of a rating, the Rating Agency Condition is considered to have been satisfied upon assignment of the initial rating; and provided further, for the avoidance of doubt, that to the extent that at any time any Series or Class of Debt Obligations is not rated by a Rating Agency, no matter or action will require completion or satisfaction of any Rating Agency Condition with respect to such Series or Class;
“Receiver” means one or more of a receiver, receiver-manager or receiver and manager of all or a portion of any Collateral appointed pursuant to Article 9;
“Record Date” means, with respect to any Distribution Date, the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;
“Related” is used in reference to the Debt Obligations of a particular Series and means, when used in conjunction with:
(i)“Collateral”: all Collateral for any Series of Debt Obligations, as specified in the Related Supplement or Related Credit Agreement, as the case may be;
(ii)“Collections”: all Collections with respect to Related Purchased Asset Interests;

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(iii)“Credit Agreement”: a Credit Agreement with respect to one or more Series or Class of Debt Obligations;
(iv)“Credit Enhancement”: Credit Enhancement provided pursuant to a Related Credit Enhancement Agreement in respect of such Debt Obligations or Purchased Asset Interests;
(v)“Credit Enhancement Agreement”: a Credit Enhancement Agreement pursuant to which Credit Enhancement has been provided in respect of such Debt Obligations;
(vi)“Credit Enhancer”: a Credit Enhancer under a Related Credit Enhancement Agreement;
(vii)“Custodian”: a Custodian in respect of the Related Purchased Asset Interests;
(viii)“Dealer Agreement”: a Dealer Agreement in respect of Notes comprising such Debt Obligations;
(ix)“Debt Obligation” means a Debt Obligation of such Series;
(x)“Debtholder” means a Debtholder of or with respect to such Series of Debt Obligations;
(xi)“Default”: any occurrence that is, or with notice or the lapse of time or both would become, a Related Event of Default;
(xii)“Designation and Servicing Supplement”: a designation and servicing supplement executed in connection with a Purchased Asset Sale Agreement entered into in connection with such Debt Obligations;
(xiii)“Distribution Date”: the Distribution Date specified in the Related Supplement;
(xiv)“Event of Default”: each Event of Default described in Section 8.1 and any additional Event of Default set out in the Related Supplement in respect of such Debt Obligations;
(xv)“Hedging Agreement”: a Hedging Agreement relating to such Debt Obligations or to the Related Purchased Asset Interests;
(xvi)“Hypothec”: a Hypothec relating to such Debt Obligations or to the Related Purchased Asset Interests;
(xvii)“Issuer Expenses”: those expenses of the Issuer which are attributable to a specific Series of Debt Obligations or on a Related Proportionate Share basis;
(xviii)“Loan”: a Loan under a Related Credit Agreement;
(xix)“Note Purchase Agreement”: a Note Purchase Agreement pursuant to which one or more Classes of such Notes are being sold by the Issuer to one or more Persons;
(xx)“Obligations Secured”: all Obligations Secured relating to the holders of such Debt Obligations and to Specified Creditors under the Related Program Agreements, including the Related Issuer Expenses;
(xxi)“Paying Agent” means a Paying Agent under a Related Supplement;
(xxii)“Payment Account”: an account which may be established and maintained by or on behalf of the Issuer for the Debt Obligations of such Series;

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(xxiii)“Performance Guarantee”: a Performance Guarantee specified in the Related Supplement as relating to any Debt Obligations of such Series or Related Obligations Secured;
(xxiv)“Permitted Liens” means Permitted Liens under a Related Program Agreement;
(xxv)“Program Agreements”: this Indenture, the Limited Partnership Agreement and any other Program Agreement relating to such Debt Obligations;
(xxvi)“Proportionate Share”: at any time with respect to Debt Obligations of such Series, the outstanding principal amount of such Debt Obligations at such time divided by the outstanding principal amount of all Debt Obligations of all Series at such time;
(xxvii)“Purchased Asset Interests”: any Purchased Asset Interests relating to such Debt Obligations;
(xxviii)“Purchased Asset Sale Agreement”: any Purchased Asset Sale Agreement relating to such Debt Obligations;
(xxix)“Rating Agency”: a Rating Agency which has established a rating for all or any Classes of such Debt Obligations;
(xxx)“Sale and Servicing Supplement”: a sale and servicing supplement executed in connection with a Purchased Asset Sale Agreement entered into in connection with such Debt Obligations;
(xxxi)“Seller”: a seller under a Related Purchased Asset Sale Agreement;
(xxxii)“Series Issuance Date”: the date upon which the first of such Debt Obligations are issued or to be issued;
(xxxiii)“Servicer”: the Servicer of Related Purchased Asset Interests under a Related Purchased Asset Sale Agreement or other agreement entered into by the Issuer and any Person providing for the present or future servicing of Related Purchased Asset Interests;
(xxxiv)“Significant Event” means any event which would or, with the passage of time or giving of notice would, permit the Issuer to exercise any remedy against any other party to a Program Agreement or change the manner in which the proceeds of Purchased Asset Interests would be applied to repay all present and future debts, expenses and liabilities, direct or indirect, absolute or contingent, due, owing or accruing due or owing from time to time by the Issuer, including, without limitation, those owing to any Debtholder, any lender to the Issuer or change the manner in which the proceeds of Purchased Asset Interests would be allocated between the Issuer and a Seller pursuant to a securitization agreement;
(xxxv)“Specified Creditors”: collectively, the holders of such Debt Obligations, Related Credit Enhancers, Swap Counterparties pursuant to Related Hedging Agreements, lenders pursuant to Related Subordinated Issuer Credit Agreements, any Related Servicer (other than a Related Seller or an Affiliate thereof), any Related Seller, any Related Custodian, and the Indenture Trustee and General Partner to the extent their claims relate to such Debt Obligations or the Related Purchased Asset Interests;
(xxxvi)“Subordinated Issuer Credit Agreement”: a Subordinated Issuer Credit Agreement in respect of such Debt Obligations;
(xxxvii)“Supplement”: a supplement to this Indenture executed in connection with the issuance of such Debt Obligations;

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(xxxviii)“Transaction Accounts”: those accounts of the Issuer or a Custodian described in the Related Supplement or Related Purchased Asset Sale Agreement as “Collection Accounts” or “Distribution Accounts” into which Related Collections are to be deposited;
“Related Person” means, in respect of (i) the Issuer, any director, officer, employee, agent or representative of the Issuer or the General Partner; and (ii) any other Person, any Affiliate, shareholder, director, officer, employee, agent or representative of such Person and the directors, officers, employees, agents or representatives of any such Affiliate or shareholder, and the term “Related Persons” refers to more than one such Person;
“Required Rating” means, in respect of any Series or Class of Debt Obligations, the ratings threshold specified in the Related Supplement or the Related Credit Agreement.
“Responsible Officer” means with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office of the Indenture Trustee or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any designated officer and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer of the Indenture Trustee to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject;
“Security Interest” means, collectively, all security interests, mortgages, charges, pledges, grants, assignments, hypothecs, deposit arrangements, encumbrances and liens (consensual, statutory or otherwise) granted to the Indenture Trustee (or any co-trustee or separate indenture trustee) pursuant to a Related Supplement in the Related Collateral as security for the Related Obligations Secured, and “Security Interests” means, collectively, all Security Interests in all Related Collateral pursuant to all Related Supplements;
“Seller” means Flexiti Financial Inc., and any of its successors and permitted assigns;
“Series” means any series of Debt Obligations within which series there may be one or more Classes, issued pursuant to this Indenture and any Related Supplement;
“Series Accounts” has, with respect to any Series or Class, the meaning specified in the Related Supplement and includes the Related Transaction Accounts for such Series or Class;
“Servicer” means a Person designated to collect payments in respect of the Purchased Asset Interests and to perform other tasks associated therewith under a Purchased Asset Sale Agreement or other agreement entered into by the Issuer with any Person providing for the present or future servicing of the Purchased Asset Interests;
“Specified Creditors” means, collectively, Debtholders, Credit Enhancers, the General Partner, the Indenture Trustee, Swap Counterparties, Custodians, the lenders pursuant to Subordinated Issuer Credit Agreements, Dealers, Servicers, Sellers, and other Persons in respect of Obligations Secured, in each case, to the extent their claims relate to one or more Program Agreement;
“Subordinated Issuer Credit Agreement” means any loan agreement between a Seller and the Issuer, pursuant to which a Seller (or its Affiliate) lends money to the Issuer for the purpose of financing the payment by the Issuer of expenses payable by the Trust in connection with the transactions contemplated pursuant to the Program Agreements;
“Supplement” means a supplement to this Indenture executed in connection with the creation and issuance of Debt Obligations;
“Swap Counterparty” means a party (other than the Issuer) to a Hedging Agreement, and its successors and permitted assigns;
“U.S. Indenture Trustee” means an entity meeting the requirements set forth in the Related Supplement and which is appointed as U.S. Indenture Trustee with respect to a Series of Debt Obligations pursuant to such Related Supplement; and

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“Written Order” means an order of the Issuer delivered in writing or sent by email.
1.2Meaning of “Outstanding” for Certain Purposes.
Each Note issued and certified in accordance with the terms hereof will be deemed to be outstanding until it has been surrendered by the holder thereof to the Indenture Trustee and cancelled by the Indenture Trustee, or until money for the payment thereof in the necessary amount has been deposited with the Indenture Trustee for the Noteholders; provided, however, that where a new Note has been issued in substitution for a Note which has been mutilated, destroyed, lost or stolen, only the substituted Note will be counted for the purpose of determining the aggregate principal amount of Debt Obligations outstanding.
In determining whether Noteholders holding the requisite percentage of Debt Obligations of any Class have given any request, demand, authorization, direction, notice, consent, vote or waiver pursuant to this Indenture, except (i) as expressly provided for in this Indenture or a Related Supplement, or (ii) in circumstances where Flexiti, the Servicer or an Affiliate of either are the sole holders or beneficial owners of the relevant Class or Classes entitled to vote, Notes owned by any of Flexiti, the Servicer or an Affiliate of either, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Issuer and the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, vote or waiver, only the Notes which the Issuer or the Indenture Trustee, as the case may be, knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Issuer or the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not Flexiti, the Servicer or an Affiliate of either.
1.3References to Statutes.
Unless otherwise specified herein, all references herein to any statute or any provision thereof shall mean such statute or provision as the same may be amended, re-enacted or replaced from time to time.
1.4Extended Meanings.
Words importing the singular number only will include the plural and vice versa and words importing the masculine gender will include the feminine and neuter genders and vice versa. A reference to any agreement, instrument or declaration means such agreement, instrument or declaration as the same may be amended, supplemented, modified, restated or replaced from time to time.
1.5Headings.
The table of contents does not form part of this Indenture. The division of this Indenture into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Indenture. The terms “this Indenture”, “hereof”, “hereunder” and similar expressions refer to this Indenture and not to any particular Article, Section or other portion of this agreement and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Indenture.
1.6Governing Law of Indenture.
This Indenture will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and each of the parties hereto attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.
1.7Waiver of Jury Trial.
EACH OF THE GENERAL PARTNER, THE ISSUER AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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1.8Invalidity of Provisions.
Except for any provision or covenant contained herein which is fundamental to the subject matter of this Indenture (including, without limitation, those that relate to the payment of money), the invalidity or unenforceability of any provisions or covenants hereof or herein contained will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant will be deemed to be severable.
1.9Computation of Time Periods.
In this Indenture, with respect to the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.
1.10Non-Business Days.
Whenever any payment to be made hereunder shall be stated to be due, any calculation is to be made or any other action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made, such calculation shall be made and such other action shall be taken on the next succeeding Business Day and an extension of time shall be included for such purposes.
Any payment made after 5:00 p.m. (Toronto time) on a Business Day shall be deemed to be made on the next following Business Day.
1.11Accounting Principles.
Where the character or amount of any assets or liabilities or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Indenture, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with IFRS applied on a consistent basis. Wherever in this Indenture reference is made to IFRS, such reference shall be deemed to be to the IFRS from time to time approved by the Chartered Professional Accountants of Canada, or any successor institute or agency, applicable as at the date on which such calculation is made or required to be made in accordance with IFRS. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under IFRS, the definitions contained in this Indenture or in any such certificate or other document shall prevail.
1.12Currency.
Unless stated otherwise, all amounts herein are stated in Canadian Dollars.
1.13Time of the Essence.
Time shall be of the essence of this Indenture.
1.14Approvals and Consents.
All references in this Indenture that require the approval or consent of any Person shall mean the approval or consent of such Person in writing. Except to the extent a contrary intention is expressly set forth herein, whenever a party is to provide its approval or consent, such approval or consent shall not be unreasonably withheld or delayed.
1.15Discontinuance and Changes in Designation of Ratings.
In applying any definition or other term or provision hereof which contemplates a specific rating of a rating agency at a time, (a) each rating agency specified will include any successor thereof at the time (whether as a result of a change in name, an amalgamation, merger or other reorganization, or otherwise), (b) if a specified rating agency and any successor ceases to exist, the reference to such rating agency and its ratings shall not be applicable, and (c) if a specified rating agency changes the designation of its debt

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rating categories, the debt rating categories specified will refer to each debt rating category of the rating agency at the time which can reasonably be determined to be equivalent to the specified rating categories of the rating agency.
Article 2
THE DEBT OBLIGATIONS
1.1Notes and Loans.
The aggregate principal amount of Notes which may be created and issued pursuant to this Indenture and the Related Supplements is unlimited. The aggregate principal amount of Notes of a particular Series or Class which may be created and issued pursuant to this Indenture and a Related Supplement is limited to the aggregate principal amount of the Notes or the Series or Class, if any, specified in the Related Supplement. The Notes of each Series created and issued from time to time hereunder shall have the Principal Terms specified in the Related Supplement and shall bear such distinguishing letters, numbers and legends as the Indenture Trustee shall approve. The aggregate principal amount of Loans that may be incurred by the Issuer under this Indenture and the Related Supplements or Related Credit Agreements is unlimited. The aggregate principal amount of Loans of a particular Series or Class incurred under this Indenture and a Related Supplement or Related Credit Agreement is limited to the aggregate principal amount of the Loans of the Series stated in the Related Supplement or Related Credit Agreement. A Related Supplement in respect of an Loan shall be acknowledged by the Indenture Trustee as being a Related Supplement under this Indenture. The Related Supplement or Related Credit Agreements for a Series of Loans will set out the Principal Terms of the Loans.
1.2Requirements for Initial Creation of Debt Obligations.
Debt Obligations may be created by the Issuer, in accordance with the provisions hereof, provided that on or prior to the initial creation of Debt Obligations hereunder, the Issuer shall have delivered to the Indenture Trustee:
(i)a certified copy of the Limited Partnership Agreement;
(ii)a Certificate of the Issuer, dated the date of issuance of such Debt Obligations, stating that the creation and issuance of the Debt Obligations will not result in the occurrence of an Event of Default; and
(iii)the provisions of Subsection 2.3(b) shall have been satisfied.
1.3Creation and Issuance in Series.
(a)Debt Obligations may, at the election of the Issuer, be created and issued in one or more Series and in one or more Classes of each Series with such further particular designations added or incorporated in such title for the Debt Obligations of any particular Series or Class as the Issuer may determine. All Debt Obligations of the same Series and Class at any time outstanding shall be identical in all respects except for the denominations and dates thereof and as may be otherwise specified in the Related Supplement including any division of the Debt Obligations of such Series into Classes and the matters differentiating the Classes within such Series. All Debt Obligations of a particular Class of a Series created and issued under this Indenture shall be in all respects entitled, equally and rateably with all other Debt Obligations of such Class of such Series, to the benefits hereof and of the Related Supplement without preference, priority or distinction on account of the actual time or times of certification and delivery, all in accordance with the terms and provisions of this Indenture and the Related Supplement.
(b)In order to create Debt Obligations of any particular Series hereunder, the Issuer and the Indenture Trustee shall, on or before the Related Series Issuance Date, execute and deliver a Related Supplement. The terms of such Related Supplement may amend, supplement, modify, restate or replace the terms of this Indenture solely as applied to such Debt Obligations. The obligation of the Indenture Trustee to execute and deliver the Related Supplement is subject to the satisfaction of the following conditions:

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(i)copies of any Related Purchased Asset Sale Agreement, any Related Credit Enhancement Agreement, any Related Hedging Agreement, any Related Subordinated Issuer Credit Agreement, any Related Credit Agreement, any Related Note Purchase Agreement and any Related Dealer Agreement then in effect shall have been delivered to the Indenture Trustee;
(ii)a Clearing Agency Letter of Representation, if any, to the extent applicable to any Notes forming part of the Debt Obligations shall have been delivered to the Indenture Trustee and the Clearing Agency by the Issuer;
(iii)the Rating Agency Condition shall have been satisfied in respect of any rated Debt Obligations;
(iv)the Indenture Trustee shall have received a Certificate of the Issuer certifying that, as of the date of such execution and delivery, (i) the representations and warranties set forth in Section 7.1 are true and correct in all material respects; and (ii) the Issuer has established or caused to be established the Related Transaction Accounts prior to the Related Series Issuance Date;
(v)in the event that an offering memorandum, prospectus or other similar document is required or is to be provided to prospective purchasers of any such Debt Obligations (as to which the Indenture Trustee shall have no duty or role in determining), the Related Seller shall have executed and delivered to the Issuer an indemnity relating to any misrepresentations contained therein in form and substance satisfactory to the Issuer;
(vi)any other items specified in the Related Supplement shall have been executed by and delivered to the appropriate Persons and all conditions precedent to the creation of such Debt Obligations contained therein shall have been satisfied;
(vii)the Indenture Trustee shall have received an Opinion of Counsel, in form and substance acceptable to the Indenture Trustee, stating that all requirements imposed by the terms of this Indenture for the creation of such Debt Obligations have been fulfilled in accordance with the terms of this Indenture;
(viii)the Related Supplement shall set out, at a minimum, the Principal Terms; and
(ix)no event shall have occurred which would constitute a Related Event of Default nor shall the issue of the Debt Obligations constitute or result in the occurrence of a Related Event of Default.
1.4Execution, Certification and Delivery.
(a)The form of Notes of any particular Series and the certificate of the Indenture Trustee to be endorsed thereon shall be substantially in the forms set out in the Related Supplement, with such appropriate insertions, omissions, substitutions and variations as may be approved by or permitted under the terms hereof or of the Related Supplement or as the Issuer and the Indenture Trustee may approve.
(b)The form of any Credit Agreement, if any, for any Series shall be substantially in the form set out in the Related Supplement, with such appropriate insertions, omissions, substitutions and variations as may be approved by or permitted under the terms hereof or of the Related Supplement or, subject to the terms of the Related Supplements and this Indenture, in such form as the Issuer and the Related Funding Providers may approve.
(c)The Issuer may at any time and from time to time deliver Notes executed by it to the Indenture Trustee for certification.
(d)Subject to Section 2.13, the Indenture Trustee shall certify Notes from time to time and make such Notes available for pick-up without receiving any consideration therefor upon receipt by and deposit with the Indenture Trustee of a Written Order for the certification

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and delivery of the Notes specifying for each such Note the name and address of the payee and the date, principal amount and interest rate, if applicable, of the Note.
(e)No Noteholder shall be entitled to any benefit under this Indenture and no Note shall be issued or, if issued, shall be valid or obligatory for any purpose unless there appears on the Note a certificate executed by the Indenture Trustee, by the manual signature of its authorized officers, representatives or employees, and such certificate upon any Note shall be conclusive evidence that the Note has been duly certified and delivered hereunder. Any signature on behalf of the Issuer or any guarantor of the Notes may be manual or by facsimile. Notes bearing the manual or facsimile signature (as applicable) of an individual who was at the time of execution a proper authorized signatory of the General Partner on behalf of the Issuer in respect of the Issuer, any guarantor or the Indenture Trustee shall be valid and binding notwithstanding that any such individual shall have ceased to hold such office prior to the certification and delivery of such Notes or shall not have held such office at the date of issue of such Notes. Any certification of Notes issued hereunder shall not be construed as a representation or warranty by the Indenture Trustee as to the validity of this Indenture, the Related Supplement or the Notes (except as to the due certification thereof) and the Indenture Trustee shall in no respect be liable or answerable for the use made of the Notes or of the proceeds thereof. The certification of the Indenture Trustee signed on any Notes shall however be a representation and warranty by the Indenture Trustee that such Notes have been duly certified and delivered by or on behalf of the Indenture Trustee pursuant to the provisions of this Indenture and the Related Supplement.
(f)The certification and delivery of any Note by the Indenture Trustee shall constitute the issuance of such Note pursuant to the terms of this Indenture and the Related Supplement as of the date of such delivery.
1.5Temporary Notes.
(a)Pending the preparation of Definitive Notes, the Issuer may execute, and upon Written Order the Indenture Trustee shall certify and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially in the form of the Definitive Notes in lieu of which they are issued and with such variations as the Issuer and the Indenture Trustee may determine, as evidenced by the Indenture Trustee’s certification of such Notes.
(b)If temporary Notes are certified and delivered, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee to be maintained as provided in Section 2.6, without charge to the holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall certify and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
(c)The provisions of this Section 2.5 do not apply with respect to Book-Entry Notes.
1.6Registration, Transfer and Exchange.
(a)The Indenture Trustee shall at all times while Notes are outstanding cause to be kept by and at its Corporate Trust Office in the City of Toronto or such other location as it may designate from time to time Note Registers in which will be entered the name of each Noteholder or Clearing Agency or its nominees, as the case may be, and particulars of each of the Notes (including Notes issued under the Book-Entry System). The Indenture Trustee shall also at all times while any Notes are outstanding cause to be provided by and at its Corporate Trust Office in the City of Toronto or such other location as it may designate from time to time facilities for the exchange and transfer of Notes. The Indenture Trustee may from time to time provide additional facilities at its other offices or, with the approval of the Issuer, at the offices of third parties for such registration, exchange and transfer. No transfer of a Note in registered form nor any transmission thereof by death will be valid unless made at one of such offices by the

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Noteholder or by his or her executors, administrators or other legal representatives, or his or her or their attorney duly appointed by an instrument in writing, in form and as to execution satisfactory to the Indenture Trustee and upon compliance with such reasonable requirements as the Indenture Trustee may prescribe and upon surrender of the Note to the Indenture Trustee for cancellation, whereupon a new Note in an aggregate principal amount, currency and interest rate, if any, and with the same maturity date, will be issued to the transferee in exchange therefor. The Note Registers will, at all reasonable times on Business Days, be open for inspection by the Issuer and any Noteholder.
(b)Notes in any authorized denomination may be exchanged for an equal aggregate principal amount of Notes of the same Series and Class and having the same Principal Terms in any other authorized denomination or denominations. In every case of exchange of Notes of any denomination for other Notes and of any transfer and registration of Notes, the Indenture Trustee may make a sufficient charge to reimburse it for any stamp taxes or governmental charge for its services and a reasonable sum per Note issued upon such exchange or transfer. Payment of such taxes and charges will be made by the party requesting the exchange or transfer as a condition precedent thereto.
(c)In every case of exchange or transfer of a Note, the surrendered Note shall be cancelled.
(d)The Indenture Trustee shall not be required to make transfers or exchanges of any Notes for the period beginning on the close of business on the day which is (i) in the case of Debt Obligations that are Book-Entry Notes, fifteen (15) days, and (ii) in the case of Debt Obligations that are not Book-Entry Notes, five (5) days, prior to a Related Distribution Date (or the next succeeding Business Day if such day is not a Business Day) through to and including such Related Distribution Date.
1.7Persons Entitled to Payment.
(a)The registered holder of any Note registered to a named payee or the transferee thereof, if such Note has been transferred in accordance with the provisions of Section 2.6, shall upon presentation of such Note be entitled to the principal money and interest, if any, when due and payable, evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Issuer and the original or any intermediate holder thereof, and all Persons may act accordingly.
(b)Delivery of a Note to the Indenture Trustee by the holder of such Note shall, upon payment in full of all amounts outstanding on such Note, be a good discharge to the Issuer of all obligations evidenced by such Note. The Indenture Trustee shall not be bound to enquire into the title of any such holder, save as ordered by a court of competent jurisdiction or as required by statute, nor shall it be bound to see to the execution of any trust affecting the ownership of any Note or be affected by notice of any equity that may be subsisting in respect thereof.
(c)In the case of the death of one or more joint registered owners, the principal money of and interest, if any, on a Note may be paid to the survivor or survivors of such registered holders whose receipt thereof, accompanied by the delivery of such Note, shall constitute a valid discharge to the Issuer and the Indenture Trustee.
(d)Any payment of principal or interest on any Note which is due on a day other than a Business Day shall be payable on the next succeeding Business Day without adjustment for interest thereon and such payment shall be deemed to have been made with the same force and effect as if made on the due date unless stated otherwise in the Related Supplement.
1.8Mutilated, Destroyed, Lost or Stolen Notes.
If any of the Notes outstanding hereunder shall become mutilated or be lost, destroyed or stolen, the applicable Noteholder shall deliver to the Indenture Trustee (except in the case of a mutilated Note) a sworn affidavit of loss. Upon receipt of such affidavit (or, in the case of a mutilated Note, upon such delivery) and an indemnity and a surety bond in an amount and form satisfactory to the Issuer and the

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Indenture Trustee, in each case, as they may require, the Indenture Trustee shall certify and deliver a new Note of the same Series and Class and having the same Principal Terms and an equivalent principal amount as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon surrender and cancellation of such mutilated Note or in lieu of and in substitution for such lost, destroyed or stolen Note and the substituted Note shall be entitled to the security hereof and rank equally in accordance with its terms with all other Notes of the same Series and Class issued hereunder. The applicant for a new Note shall bear the cost of the issue thereof, and in case of loss, destruction or theft, as a condition precedent to the issue thereof shall furnish such an affidavit of loss in form satisfactory to the Issuer and the Indenture Trustee, and an indemnity and a surety bond in amount and form satisfactory to the Issuer and the Indenture Trustee, in each case, as they may require, and shall pay the reasonable charges of the Issuer and the Indenture Trustee in connection therewith.
1.9Cancellation of Notes.
All Notes surrendered or delivered to the Indenture Trustee for cancellation under this Indenture shall be forthwith cancelled by it as soon as practicable and, if required by the Issuer, the Indenture Trustee shall furnish to it a certificate setting forth the numbers and denominations of the Notes so cancelled.
1.10Protection of Notes.
(a)The Indenture Trustee shall hold in safekeeping the Notes which have not been issued (but which have been delivered to the Indenture Trustee by or on behalf of the Issuer) pending receipt of a Written Order. The Indenture Trustee shall acknowledge receipt of the Notes so delivered by signing and returning to the Issuer an acknowledgement of receipt of the Notes, such acknowledgement to be in a form satisfactory to the Issuer.
(b)The Indenture Trustee’s responsibility for any Notes held in its custody hereunder shall be limited to using the same diligence in physically safeguarding such Notes as it does for its own securities. The Indenture Trustee shall account for the unissued Notes held in its custody whenever so required by the Issuer. If at any time the Indenture Trustee shall discover that any of such Notes have been lost, damaged, destroyed, stolen or misappropriated, it shall promptly advise the Issuer thereof and identify, to the extent practicable, such Notes.
1.11Access to List of Noteholders’ Names and Addresses.
The Indenture Trustee will furnish or cause to be furnished to the Issuer or the Related Paying Agent, within five (5) Business Days after receipt by the Indenture Trustee of a request therefor, a list in such form as the Issuer or the Related Paying Agent may reasonably require, of the names and addresses of the current Noteholders of any particular Series or Classes.
1.12Certifying Agent.
(a)The Indenture Trustee may appoint one or more certifying agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in certifying the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the certification of Notes by the Indenture Trustee or the Indenture Trustee’s certification, such reference shall be deemed to include certification on behalf of the Indenture Trustee by a certifying agent and certification executed on behalf of the Indenture Trustee by a certifying agent. Each certifying agent must be acceptable to the Issuer.
(b)Any institution succeeding to the corporate agency business of a certifying agent shall continue to be a certifying agent without any further act on the part of the Indenture Trustee or such certifying agent. A certifying agent may at any time resign by giving thirty (30) days’ notice to the Issuer and the Indenture Trustee. The Indenture Trustee may at any time terminate the agency of a certifying agent by giving notice of termination to such certifying agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time a certifying agent shall cease to be acceptable to the Issuer or the Indenture Trustee, the Indenture Trustee promptly may appoint a successor certifying agent. Any successor certifying agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor

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hereunder, with like effect as if originally named as a certifying agent. No successor certifying agent shall be appointed unless acceptable to the Issuer and the Indenture Trustee. The Issuer agrees to pay to each certifying agent from time to time reasonable compensation for its services under this Section 2.12. The provisions of Article 12 shall be applicable, mutatis mutandis, to any certifying agent.
(c)Pursuant to an appointment made under this Section 2.12, the Notes may have endorsed thereon, in lieu of the Indenture Trustee’s certification, an alternate certification in substantially the following form:
This is one of the Notes described in the Indenture.
_____________________________
_____________________________
as Certifying Agent
for the Indenture Trustee,
By __________________________
    Authorized Officer
1.13Book-Entry Notes.
(a)Except as provided in the Related Supplement for any Notes of a particular Series and subject to Subsection 2.13(c), Notes of a particular Class of a Series, upon original issuance, shall be issued under the Book-Entry System, in the form of a global Note certificate representing the Book-Entry Notes, to be delivered to the Clearing Agency by or on behalf of the Issuer in respect of such Class of Notes of such Series. The Notes shall initially be registered on the Note Registers in the name of the Clearing Agency or its nominee and no Book-Entry Noteholder will receive Definitive Notes representing such Noteholder’s interest in the Notes, except as provided in Subsection 2.13(c) or the Related Supplement. Unless and until Definitive Notes have been issued to the applicable Noteholders pursuant to Subsection 2.13(c) or as otherwise specified in the Related Supplement for any Notes:
(i)the provisions of this Section 2.13 shall be in full force and effect;
(ii)the Indenture Trustee and the Issuer may deal with the Clearing Agency for all purposes (including the making of payments and the delivery of any notice, report or other communication) as the registered holder of the Notes and as the authorized representative of the respective Book-Entry Noteholders;
(iii)to the extent that the provisions of this Section 2.13 conflict with any other provisions of this Indenture, the provisions of this Section 2.13 shall prevail;
(iv)the rights of the respective Book-Entry Noteholders shall be exercised only through the Clearing Agency (in person or represented by proxy in favour of the respective Participants) and shall be limited to those established herein and by law;
(v)all transfers and exchanges of Book-Entry Notes must be made through the Book-Entry System and any Person transferring a Book-Entry Note in such manner shall be deemed to have transferred to the transferee all of such Person’s rights and obligations in respect thereof; all transferees of Book-Entry Notes shall be deemed to have received and accepted such transfer and be deemed to have agreed to be bound by the provisions of this Indenture; and
(vi)for purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Debt Obligations evidencing a specified percentage of the aggregate unpaid principal amount of Debt

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Obligations then outstanding, the Indenture Trustee is entitled to act and rely upon the instructions of the Clearing Agency that it has received instructions, directly or indirectly through their respective Participants, to such effect from Book-Entry Noteholders owning or representing, respectively, the requisite percentage of Notes.
(b)Subject to Subsection 2.13(a), each of the parties hereto acknowledges and agrees that the Book-Entry Noteholders through their respective Participants are collectively entitled, under the terms hereof, to all of the rights accorded to registered holders of Notes and are bound by all of the obligations of such Noteholders.
(c)When a Book-Entry Note has been deposited with the Clearing Agency, the rights of the Book-Entry Noteholders represented by a Book-Entry Note, with respect to the interest acquired, the time at which it is acquired, the method of transfer and the ability and procedure to enforce payment shall be as determined by the rules of the Clearing Agency.
(d)Payments of interest on Book-Entry Notes and payments of amounts due upon maturity of Book-Entry Notes will be made in accordance with the rules of the Clearing Agency.
(e)If Book-Entry Notes have been issued and (i) the Issuer advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as the Clearing Agency with respect to such Notes and the Clearing Agency is unable to locate a qualified successor; or (ii) after the occurrence and during the continuance of a Related Event of Default, Book-Entry Noteholders representing, in aggregate, not less than 50% of the aggregate unpaid principal amount then outstanding of the Notes of the affected Series advise the Indenture Trustee through the Clearing Agency and the Participants in writing, that the continuation of the Book-Entry System with respect to such Notes is no longer in the best interests of the Book-Entry Noteholders with respect to such Notes, then the Indenture Trustee shall notify the relevant Book-Entry Noteholders of such Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Book-Entry Noteholders requesting the same. Upon surrender by the Clearing Agency of the single global certificate or certificates representing the Notes and accompanied by registration instructions from the Clearing Agency for re-registration, the Indenture Trustee shall certify and deliver such Definitive Notes. None of the General Partner, the Issuer or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively act and rely on, and shall be protected in acting and relying on, such instructions. Upon the issuance of such Definitive Notes, the Indenture Trustee and the Issuer shall recognize the registered holders of such Definitive Notes as Noteholders hereunder.
(f)If Definitive Notes have been issued and thereafter the Issuer advises the Indenture Trustee of the availability of the Book-Entry System in regard to such Notes, the Indenture Trustee and the Issuer may agree to allow for the re-registration of such Definitive Notes under the Book-Entry System and the Indenture Trustee shall forthwith deliver notice thereof to each registered holder of such Notes. Upon surrender by any such Noteholder of its Definitive Note accompanied by instructions for re-registration of the Note under the Book-Entry System, such Note shall thereafter be re-issued under the Book-Entry System and be subject to Subsection 2.13(a), (b), (c), (d) and (e), mutatis mutandis.
(g)Whenever any notice or other communication is required to be given to the Noteholders of any Series, unless and until Definitive Notes shall have been issued to the applicable Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall give all such notices and communications to the applicable Clearing Agency.
1.14Payment of Debt Obligations.
(a)The entire principal amount of the Debt Obligations, except as otherwise specified in the Related Supplement, shall be due and payable on the maturity thereof unless such Debt Obligations become due and payable at an earlier date by acceleration, call, redemption or otherwise.

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(b)The Debt Obligations shall accrue interest as specified in the Related Supplement.
(c)Subject to Section 2.14(f), any amount payable on any Note shall be paid to the Noteholder as of the Record Date, if any, for the Related Distribution Date by cheque mailed at least one Business Day prior to the Related Distribution Date to such Noteholder’s address as it appears in the Note Register at the close of business on such Record Date. The forwarding of such cheque shall satisfy and discharge the liability for the payment due on such Note to the extent of the sum represented thereby, unless such cheque is not paid on presentation. In the event of non-receipt of such cheque by such Noteholder or the loss or destruction thereof, the Issuer and/or the Indenture Trustee, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity satisfactory to the Issuer and the Indenture Trustee in their discretion, shall issue or cause to be issued to such Noteholder a replacement cheque for the amount of such cheque. Notwithstanding the foregoing, if a Book-Entry Note is deposited with the Clearing Agency, then, unless and until the rules of the Clearing Agency are amended to permit the discharge from liability of the Issuer upon the deposit or making available of funds, the deposit or making available of such amount to the Related Payment Account or mailing of cheques shall neither satisfy nor discharge the liability of the Issuer for the Note represented by such Book-Entry Note to which the deposit or making available of funds relates to the extent of the amount deposited or made available (plus the amount of any taxes deducted as aforesaid). Until the rules of the Clearing Agency are amended as aforesaid, the liability of the Issuer for a Book-Entry Note will be discharged upon payment by the Issuer in accordance with the provisions of Section 2.14(e). Notwithstanding the foregoing or any provision in any Note to the contrary, the Issuer will pay, if so requested in writing by a Noteholder or if required by the rules, by-laws, procedures or guidelines of Payments Canada or similar body, all amounts payable to such Noteholder, by wire transfer of immediately available funds on the Related Distribution Date to such account or accounts as specified by the Noteholder.
(d)The Issuer shall deposit to the Related Payment Account not later than each Related Distribution Date such sums as may be sufficient to pay all amounts then due to the Debtholders of the Related Series on such Related Distribution Date. To the extent that the amounts on deposit in the Related Payment Account on any Related Distribution Date (including proceeds of Debt Obligations issued) are insufficient to pay all amounts then due on the Related Series on such Related Distribution Date, the amount so deposited shall be paid to the Debtholders of such Related Series in accordance with the Related Supplement.
(e)The final payment on any Note shall, if such Note is a Definitive Note, be made only upon presentation and surrender of such Note on or after the Related Distribution Date at one or more chartered banks in the City of Toronto identified by the Issuer or any branch of the Indenture Trustee designated for such purpose from time to time by the Issuer and the Indenture Trustee, or if such Note has been called for redemption or repayment, at any other place as may be specified in the notice of redemption or repayment. If such Note is a Book-Entry Note on deposit with a Clearing Agency, such final payment shall be deposited with such Clearing Agency and paid to the beneficial owners thereof in accordance with the Clearing Agency’s practices and procedures and the Clearing Agency shall deliver such Note to the Indenture Trustee for cancellation.
(f)Notwithstanding any of the foregoing provisions, if an Event of Default has occurred, then payments shall be made in accordance with the Related Supplement.
1.15Interest Act.
For the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Indenture that is calculated on any basis other than a full calendar year is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is to be ascertained and the denominator of which is the number of days comprising such other basis. The parties further agree that for the purposes of the Interest Act (Canada), (i) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Indenture or the Notes, and (ii) the rates of interest stipulated in this Indenture or the Notes are intended to be nominal rates and not effective rates or yields.

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1.16Repayment of Unclaimed Money.
Subject to applicable law, any money deposited to the Related Payment Accounts pursuant to Section 2.14 and not claimed by and paid to Noteholders as provided in such Section within six (6) years after the date on which payment first becomes due and payable, shall be repaid to the Issuer, with interest, if any, on demand, and thereupon the Issuer shall be released from all further liability with respect to such money, and thereafter the holders of the Notes in respect of which such moneys were so repaid to the Issuer shall have no rights in respect thereof and the Issuer shall be discharged from its obligations in respect thereof.
1.17Maintenance of Records.
The Indenture Trustee shall open and maintain appropriate records with respect to each outstanding Note. The Indenture Trustee shall record by appropriate entries therein each payment made on account of interest and principal owing with respect to each such Note. For the purposes thereof, the Issuer shall to the extent applicable provide to the Indenture Trustee satisfactory evidence of each payment as soon as practicable after making such payment. Such records of payment shall be conclusive evidence of the unpaid principal balance and interest owing in the absence of demonstrable error. The failure to record, or any error in recording, any such payment shall not, however, limit or otherwise affect the obligations of the Issuer as to the principal amount or accrued interest owing with respect to any such Note.
Article 3
SUBORDINATION
1.1Subordination.
Payments to be made on a particular Class of Debt Obligations of a Series may be made subordinate and rank junior to payments to be made on one or more other Classes of Debt Obligations of such Series, as specified in the Related Program Agreements.
1.2Holding in Trust.
If, with respect to the Debt Obligations of any particular Series, a Related Event of Default shall have occurred and be continuing and the Indenture Trustee or any holder of the Debt Obligations of such Series shall receive from the Issuer, or the Indenture Trustee shall hold, any amount for payment of the principal of or interest on such Debt Obligations, the Indenture Trustee or such holder, as the case may be, shall hold such amount in trust for the benefit of the Specified Creditors, as their interests may appear in the Related Program Agreements, in accordance with and to the extent of their respective priorities. The Indenture Trustee or such holder of such Debt Obligations, as the case may be, shall from time to time, in accordance with Section 9.6 and the Related Supplement, pay over to the appropriate Specified Creditors from the amount so held in trust for the benefit of such Specified Creditors, so much as shall at the time of such payment by the Indenture Trustee or such holder of such Debt Obligations, as the case may be, have become due, and remain unpaid, of the Related Obligations Secured or, if the amount so due and remaining unpaid shall be greater than the amount so held in trust for the benefit of such Specified Creditors, then the entire amount so held; provided, however, that if such Related Event of Default shall be waived in accordance with Section 11.11(a)(iv), or all amounts that shall have become due for payment of the Related Obligations Secured shall have been paid or duly provided for to the satisfaction of the Indenture Trustee, such trusts for the benefit of such Specified Creditors shall terminate and any amount still held by the Indenture Trustee or such holders of such Debt Obligations, as the case may be, shall be applied by it for the purposes originally intended. In the event that the Indenture Trustee shall make any payment to any holder of such Debt Obligations contrary to the provisions of this Section 3.2, then such holder shall repay any amount so received to the Indenture Trustee, to be held and applied by the Indenture Trustee in accordance with the provisions of this Section 3.2.
1.3Rights of Holders Preserved.
In respect of a particular Class of Debt Obligations of a Series, nothing in this Article 3 is intended to or shall impair the obligation of the Issuer, subject to the rights of the holders of a different Class of Debt Obligations of such Series to receive payments in priority, to pay such Debt Obligations as and when the same shall become due and payable in accordance herewith, or affect the relative rights of the holders of such Debt Obligations and creditors of the Issuer other than the holders of the Class of Debt Obligations of such Series entitled to priority in payment, nor shall anything in this Article 3 prevent the

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Indenture Trustee or the holder of any Debt Obligations from exercising all remedies otherwise permitted by this Indenture, subject to the rights (if any) under this Article 3 of the holders of the Class of Debt Obligations of such Series entitled to priority in payment and the Indenture Trustee on their behalf in respect of any payment or distribution of cash, property or securities of the Issuer received upon the exercise of any such remedy.
Article 4
SECURITY
1.1Security for the Obligations Secured.
As security for the due payment and performance of (a) all Related Obligations Secured of the Issuer with respect to a Series and (b) all representations, warranties, covenants and agreements made or contained in this Indenture and the Related Supplement for the benefit of the holders of the Debt Obligations of that Series and on the part of the Issuer to be observed or performed, the Issuer shall grant to the Indenture Trustee a Security Interest in the Related Collateral pursuant to and as provided in the Related Supplement and/or in any Related Hypothec.
The Indenture Trustee’s rights, claim and recourse on behalf of the Related Specified Creditors against the Issuer for any Related Obligations Secured owed to the Related Specified Creditors shall be limited to the Issuer’s right, title and interest in and to the Related Collateral and no recourse shall be had to any other assets of the Issuer, the General Partner or any Affiliate thereof or the Related Collateral for any other Class of Debt Obligations or any other Issuer Property. None of the Indenture Trustee, any Specified Creditor or any other party to a Purchased Asset Sale Agreement shall be entitled to institute legal proceedings against the Issuer, the General Partner or any Affiliate thereof or to make the Issuer, the General Partner or any Affiliate thereof a party to any legal proceedings except only to the extent that it may be necessary to do so from a procedural standpoint to enforce its rights, claims or recourses against the Related Collateral.
1.2Habendum.
To have and to hold the Collateral and all rights conferred pursuant to the Indenture unto the Indenture Trustee, its successors and permitted assigns forever but in trust nevertheless for the benefit of the Specified Creditors and for the uses and purposes and subject to the terms and conditions set forth in this Indenture and in the Related Supplement.
1.3Registration of Security.
The Issuer shall promptly from time to time file financing statements and make any other necessary registrations in respect of this Indenture and all Supplements or Hypothecs required to perfect and preserve the Security Interest granted pursuant to any Supplement or Hypothec and the rights of the Specified Creditors and the Indenture Trustee thereunder. The Issuer shall renew such filings or registrations from time to time as and when required to keep them in full force and effect. The Issuer shall from time to time, promptly following any such filing or registration, furnish the Indenture Trustee with evidence that all such filings and registrations have been completed. For greater certainty the Indenture Trustee shall have no obligation to prepare, register, file, enter, record or re-record any instrument in connection herewith, including, but not limited to, any financing statement, perfection statement, continuation statement or other instrument in any public office or otherwise ensuring the perfection or maintenance of the Security Interests granted pursuant to the Indenture (for the avoidance of doubt, including any Related Supplement or Related Hypothec).
1.4Satisfaction and Discharge.
The Indenture Trustee will from time to time, upon the receipt of a Written Order and upon receipt of a Certificate of the Issuer and an Opinion of Counsel stating that (i) all conditions precedent set forth in this Indenture and the applicable Related Supplement to the discharge of this Indenture and any security granted under such Related Supplement have been satisfied, and (ii) discharge of this Indenture and any security granted under the applicable Related Supplement is permitted by the terms of this Indenture and such Related Supplement (all at the expense of the Issuer), cancel and discharge any of the security constituted by, or pursuant to, any Related Supplement and execute and deliver to the Issuer such assignments or other instruments as are required to discharge any of the security constituted by such Related Supplement and re-convey to the Issuer any property subject to any of the security constituted

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thereby, free and clear of such security, and to effect the cancellation or partial discharge of any registration or recording of the Security Interest or other encumbrance created thereby, and to release the Issuer from this Indenture and the obligations hereof and the covenants herein contained (other than the provisions relating to the indemnification and compensation of the Indenture Trustee) at such time as the Issuer has paid and satisfied all Obligations Secured to which such security relates at the times and in the manner therein and herein provided.
1.5Other Security Documents.
The Issuer acknowledges that, in order to give full force and effect to Section 4.1, it may be necessary or advisable from time to time to execute other forms of security documents for particular jurisdictions, including any Hypothec, and the Issuer agrees to promptly execute any such other security document to similar effect as Section 4.1 as the Indenture Trustee, relying on the advice of Counsel, may reasonably request from time to time. All rights acquired by the Indenture Trustee under any such other security documents will be held by the Indenture Trustee for the benefit of the Specified Creditors and will be subject to the terms of this Indenture and for the same purposes as it holds the security contemplated pursuant to Section 4.1.
Article 5
POSSESSION AND USE OF COLLATERAL
1.1General.
(a)Subject to the express terms of this Indenture and the Related Supplement, until, in respect of the Debt Obligations of any Series, the Related Obligations Secured have become due and payable pursuant to Section 8.2, the Issuer will be permitted to possess and use the Related Collateral in connection with the activities of the Issuer, including, without limitation, the right to exercise all of its rights and perform all of its obligations under each Related Program Agreement and enter into Related Hedging Agreements without consultation with or the consent of the Indenture Trustee.
(b)Each Debt Obligation is issued on the express understanding and acknowledgement that the rights under such Debt Obligation are subject in all respects to the priority and sharing arrangements set forth herein and in the Related Supplement, and to the provisions set forth herein and therein regarding allocation of payments. The benefit of this Indenture shall be allocated and shared among the Issuer and the Debtholders in accordance with the terms hereof and any Related Supplement.
(c)The Indenture Trustee shall be entitled to amounts received by the Indenture Trustee pursuant to this Indenture and any Supplement or any enforcement thereof, for its own account, to the extent of any amounts owing to the Indenture Trustee pursuant hereto or in connection herewith, for which the Indenture Trustee is expressly provided the benefit of the security constituted by any Supplement, and any amounts so paid to the Indenture Trustee shall reduce the amounts otherwise available under this Indenture to each other Specified Creditor on a pro rata basis, based on their relative entitlement to such amounts.
1.2Transaction Accounts.
(a)With respect to the Debt Obligations of any particular Series, the Issuer shall deposit or direct another Person to deposit all cash proceeds received by it in connection with Related Collateral, including, without limitation, any Related Collections, all Permitted Investments thereof and all proceeds of such Permitted Investments, to the Related Transaction Accounts. Until the Related Obligations Secured have become due and payable pursuant to Section 8.2 and except as expressly provided for in a Related Supplement, the Issuer shall have access to such Related Transaction Accounts and may use the funds in such accounts for any purpose not in violation of this Indenture or the Related Program Agreements, including, without limitation, payment of the Related Issuer Expenses.
(b)All amounts payable by the Issuer hereunder or under any Supplement shall, prior to the occurrence of a Related Event of Default, be paid (i) out of the Related Transaction

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Accounts to the extent attributable to the Debt Obligations of any particular Series, or the Related Collateral, the Related Obligations Secured or the Related Program Agreements; and (ii) out of all Related Transaction Accounts to the extent not so attributable in an amount equal to the Related Proportionate Share thereof.
(c)All such amounts deposited in the Related Transaction Accounts shall be allocated only to the Debtholders of the appropriate Series, except as otherwise expressly provided herein or in the Related Supplement.
1.3Location of Accounts.
On or before the initial issue of a particular Series of Debt Obligations, the Issuer will establish or cause to be established and thereafter maintain or cause to be maintained the Related Transaction Accounts and any other account required by the Related Supplement and/or other Related Program Agreements. Each of the Related Transaction Accounts and any other account (if required to be established) shall be maintained at an Eligible Institution.
Article 6
COVENANTS OF THE ISSUER AND THE GENERAL PARTNER
1.1Positive Covenants.
The Issuer and, in the case of (c), (e), (f), (i), (k), (l), (p), the General Partner in its own right, hereby covenants and agrees that, so long as any Obligations Secured remain outstanding and except as otherwise permitted by the prior written consent of the Indenture Trustee (acting on the written direction of holders of at least 50% of the aggregate principal amount of the applicable Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding) and satisfaction of the Rating Agency Condition, as applicable in respect of any rated Debt Obligations, or as contemplated or permitted herein or in the Program Agreements, it shall:
(a)Pay Obligations. Duly and punctually pay or cause to be paid to every Debtholder the principal of and interest and premium, if any, on the Debt Obligations held by such Debtholder on the date, at the places and in the manner provided for in this Indenture, each Related Supplement and the Related Debt Obligations and duly and punctually pay all Obligations Secured to the other Specified Creditors, in each case, in the manner provided for in the Program Agreements;
(b)Maintain Collateral. Subject to the express terms of this Indenture and each Related Supplement and any Related Hypothec, diligently maintain and protect the Collateral and the Indenture Trustee’s interest therein;
(c)Maintain Existence. Do or cause to be done all things necessary to keep in full force and effect its corporate existence or its existence as a limited partnership validly existing under the laws of the Province of Ontario and all properties, rights, franchises, licences and qualifications required to carry on its business in each jurisdiction in which it owns property or carries on business from time to time;
(d)Compliance with Program Agreements. Comply in all material respects with the obligations imposed on it by the Program Agreements and exercise its rights hereunder and thereunder in accordance with the provisions hereof and thereof;
(e)Compliance with Laws, etc. Comply with all applicable governmental restrictions and regulations and obtain and maintain in good standing all licences, permits, qualifications and approvals from any and all governments, governmental commissions, boards or agencies of jurisdictions in which it carries on business required in respect of the operations of the Issuer;
(f)Pay Taxes. Pay or cause to be paid all taxes, government fees and dues levied, assessed or imposed upon it and its property or any part thereof, as and when the same become due and payable; provided that it may protest the payment of any such taxes, fees or dues if it is acting in good faith and if it either provides the Indenture Trustee with cash in an amount sufficient to satisfy the same or otherwise satisfies the Indenture

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Trustee that its interests are not prejudiced thereby, and the Rating Agency Condition, as applicable in respect of any rated Debt Obligations, in respect of each affected Series is satisfied and such action is approved by an Extraordinary Resolution of holders of any non-rated Debt Obligations, as applicable;
(g)Further Assurances. From time to time execute and deliver all financing statements, instruments of further assurance, deeds and other instruments and take other or further action as may be necessary or advisable in connection with the security granted to the Specified Creditors in any Related Supplement or in any Hypothec;
(h)Pay Indenture Trustee. Pay the Indenture Trustee reasonable remuneration as agreed from time to time for its services as Indenture Trustee hereunder and pay to the Indenture Trustee on demand and in accordance with the provisions of the terms hereof any other Program Agreements, any indemnities and all reasonable expenses, disbursements and advances incurred by the Indenture Trustee in connection with the trusts hereof (including, without limitation, legal fees and expenses, indemnities, and the reasonable compensation and disbursements of all other advisors, agents, and experts and assistants not regularly in its employ) both before any default hereunder and thereafter until all the duties of the Indenture Trustee under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from or in connection with the fraud, bad faith, wilful misconduct or gross negligence by the Indenture Trustee, its officers, employees, agents or representatives;
(i)Appoint Successors. Use its best efforts, following any (i) termination or resignation of a Servicer, the General Partner or the Indenture Trustee, or, in each case, any successor thereof; or (ii) termination, non-renewal or expiry of a Credit Agreement or a Credit Enhancement Agreement (other than, in the latter case, a termination, non-renewal or expiry which occurs because the Related Purchased Asset Interests have been collected or assigned to the Related Credit Enhancer and neither party thereto has any further obligation thereunder), to appoint and enter into an agreement with a successor to such Servicer, General Partner or Indenture Trustee, or replace or renew such Credit Agreement or Credit Enhancement Agreement, in form and substance the same as the applicable provisions in the Program Agreement so replaced or renewed (subject, in each case, to such amendments as may be consented to by the Indenture Trustee) and, in each such case, the Issuer will notify the Indenture Trustee and each of the Related Rating Agencies at least ten (10) Business Days prior to each such occurrence and new agreement and will submit any such agreement relating to the appointment of a successor Servicer, General Partner or successor Indenture Trustee to the Indenture Trustee and, as applicable in respect of any rated Debt Obligations, each of the Related Rating Agencies for its and their approval (or, in the case of Related Rating Agencies, for the satisfaction of the Rating Agency Condition, as applicable in respect of any rated Debt Obligations) before executing the same, and will execute and deliver all supplemental indentures and amendments hereto and all instruments of further assurance and other instruments and will take such other and further action as may be necessary or advisable to assign and render subject to this Indenture any such agreement;
(j)Security Interest. Defend the Security Interests of the Indenture Trustee in and to the Collateral, whether now existing or hereafter acquired, against all claims of third parties claiming through or under the Issuer or a Seller, as applicable. The Issuer will notify the Indenture Trustee promptly upon becoming aware of a security interest claimed against the Collateral other than the Permitted Liens;
(k)Change of Name. Provide ten (10) Business Days’ prior written notice to the Indenture Trustee and each of the Rating Agencies of any change in name of the General Partner or the Issuer;
(l)Change of Address. Provide ten (10) Business Days’ prior written notice to the Indenture Trustee and each of the Rating Agencies of any change in address of the General Partner or the Issuer;
(m)Register Financing Statements. Take all necessary action to ensure the due registration and renewal, as necessary, of all requisite financing statements, financing

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change statements or other instruments to properly maintain, preserve and perfect the security provided hereunder or pursuant to any Related Supplement or Hypothec in favour of the Indenture Trustee;
(n)Significant Event or Related Event of Default. Immediately notify each of the Rating Agencies, if applicable, and the Indenture Trustee of the occurrence of a Significant Event or, in respect of Debt Obligations of a particular Series, the occurrence of a Related Event of Default;
(o)Obligations Secured. Promptly notify the Indenture Trustee in writing of the entering into of any agreement with a Specified Creditor which would give rise to Obligations Secured and provide the Indenture Trustee with a copy of any such agreement and the street address and email address of each Specified Creditor thereunder; and
(p)Separateness Covenants. Comply with each of the following separateness covenants:
(i)conduct its business solely in its own name and in a manner separate from any other Person so as to not mislead others with who it is dealing;
(ii)maintain its own cheques and stationery, separate and apart from each other and any other Person;
(iii)maintain its own books of account and business records separate from those of any other Person, including separate financial statements, provided its assets may be included in the consolidated financial statements, if any, of an Affiliate so long as appropriate notation is made on such consolidated financial statements to indicate its separateness from such Affiliate and to indicate its assets and credit are not available to satisfy the debts or other obligations of such Affiliate;
(iv)maintain its own bank accounts, separate from each other and from any other Person;
(v)maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify its individual assets from or against those of any other Person;
(vi)not commingle or pool its assets, funds or liabilities with those of any other Person;
(vii)not hold itself out to be responsible for the obligations of any other Person and correct any misunderstanding about such matters known to it; and
(viii)not remove or conceal from its Specified Creditors or any other interested party any of its assets and not participate in removing or concealing the assets of others.
1.2Negative Covenants.
(a)Each of the Issuer and the General Partner, in its own right, hereby covenants and agrees that, so long as any Obligations Secured remain outstanding and, unless it first satisfies the Rating Agency Condition, as applicable in respect of any rated Series of Debt Obligations, and unless such action is approved by an Extraordinary Resolution of holders of any non-rated Series of Debt Obligations, as applicable, or as otherwise contemplated herein or in the Program Agreements, it shall not:
(i)No Sale. Sell, transfer, exchange or otherwise dispose of any of the Collateral;
(ii)No Structural Changes. Permit itself to merge, amalgamate or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person;

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(iii)Limit Activities. Engage in any activity other than the activities contemplated by the Program Agreements;
(iv)Impair Security. Permit the validity or effectiveness hereof or of the Collateral to be impaired or permit the security created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;
(v)Create Encumbrances. Create, incur, assume or suffer to exist any encumbrance in respect of any of the Issuer’s undertaking, property or assets except for Permitted Liens;
(vi)Create Indebtedness. Create, incur, assume or guarantee any indebtedness or obligation or pay any amount in respect thereof at any time after the date hereof (other than the Obligations Secured); and
(vii)Loans and Investments. Make any loan to or investment in, or give any guarantee on behalf of or other financial assistance to, any Person except pursuant to a Funding Agreement.
1.3Indenture Trustee May Perform Covenants.
If the Issuer fails to perform any of its covenants herein contained, the Indenture Trustee may, subject to the receipt of indemnification and funding reasonably acceptable to the Indenture Trustee as provided in Sections 12.3(b) and 12.3(c), itself perform the covenant if the covenant is capable of being performed by the Indenture Trustee, but will be under no obligation so to do and, if the covenant requires the payment or expenditure of money, the Indenture Trustee may make the payment or expenditure with its own funds or with money borrowed by or advanced to it for such purpose, but will be under no obligation so to do; and all sums so expended or advanced will bear interest at a rate per annum equal to the then current rate of interest charged by the Indenture Trustee to its corporate customers on overdue accounts from the date of expenditure until repayment and will (together with such interest) be paid by the Issuer upon demand and will until paid form part of the Obligations Secured and constitute a charge or lien on the Collateral to which such covenant related in priority to the security hereby constituted and will be payable out of any funds coming into possession of the Indenture Trustee hereunder. No performance or payment will be deemed to release the Issuer from the consequences of the occurrence of any Related Event of Default hereunder.
Article 7
REPRESENTATIONS AND WARRANTIES
1.1Representations and Warranties of the Issuer and the General Partner.
Each of the Issuer and, in the case of (a)(ii) and (b) to (i) (inclusive), the General Partner in its own right in respect of itself, hereby represents and warrants to the Indenture Trustee and shall be deemed to represent and warrant to the Indenture Trustee on each issuance of Debt Obligations of any particular Series hereunder that:
(a)Valid Existence and Due Qualification. (i) The Issuer is a limited partnership duly constituted and validly existing under the LPA, is duly qualified to carry on its business in each jurisdiction in which it carries on business, has the power and authority to enter into and perform its obligations under this Indenture and the other Program Agreements executed by it and all instruments and agreements delivered pursuant hereto and thereto and to own its property and carry on its business as currently conducted including, without limitation, the power and authority and legal right to purchase, lease or otherwise acquire the Purchased Asset Interests and grant a security interest in the Collateral, and has obtained all material licences, permits and approvals from all governments, governmental commissions, boards and other agencies required in respect of its operations; and (ii) the General Partner is (1) the sole general partner of the Issuer, and (2) a corporation duly constituted and validly existing under the laws of the Province of Ontario, and has the corporate power and capacity to own property and assets, carry on business, act as general partner of the Limited Partnership and enter into and perform its

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obligations under the Limited Partnership Agreement and each of the Program Agreements to which the Limited Partnership is a party;
(b)Due Authorization and Enforceability. The execution, delivery and performance of this Indenture, the other Program Agreements executed by the Issuer and the General Partner, in its own right, and every instrument or agreement delivered pursuant hereto and thereto has been duly authorized by all necessary corporate action on the part of the Issuer and the General Partner, in its own right, as applicable, and have been executed and delivered by it and constitute its valid and binding obligations enforceable against it in accordance with their respective terms subject to (i) applicable bankruptcy, insolvency, moratorium and similar laws at the time in effect affecting the rights of creditors generally, and (ii) equitable principles which may limit the availability of certain remedies, including the remedy of specific performance;
(c)No Litigation. There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Issuer or the General Partner, in its own right, at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which would result in any material adverse change in the business, operations, prospects, properties, assets or condition, financial or otherwise, of the Issuer or the General Partner, in its own right, or in the ability of the Issuer or the General Partner, in its own right, to perform its obligations under this Indenture, the other Program Agreements executed by it or any agreement or instrument delivered pursuant hereto or thereto; it is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success; and the Issuer or the General Partner, in its own right, is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, either separately or in the aggregate, would result in any such material adverse change;
(d)No Burdensome Agreements. The Issuer or the General Partner, in its own right, is not a party to any agreement or instrument which materially adversely affects its ability to perform its obligations under this Indenture, the other Program Agreements executed by it or any agreements or instruments delivered pursuant hereto or thereto or materially adversely affects the business, operations, prospects, properties, assets or condition, financial or otherwise, of the Issuer or the General Partner, in its own right, as applicable;
(e)No Restriction. It is not subject to any restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially adversely affects, or in the future may materially adversely affect, the business, operations, prospects, properties, assets or condition, financial or otherwise, of the Issuer or the General Partner, in its own right, or its ability to perform its obligations under this Indenture, the other Program Agreements executed by it or any agreements or instruments delivered pursuant hereto or thereto;
(f)No Conflict. Neither the execution nor delivery of this Indenture, the other Program Agreements executed by it or any agreements or instruments delivered pursuant hereto or thereto, the consummation of the transactions herein and therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof conflicts with or will conflict with, or results or will result in any breach of, or constitutes a default under, (i) any of the provisions of the Limited Partnership Agreement or any agreements or instruments to which the Issuer or the General Partner, in its own right, is a party or by which it or any of its property and assets are bound, or (ii) the constating documents or by-laws of the General Partner or any resolution of the board of directors (or any committee thereof) or shareholders of the General Partner, or results or will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Issuer or the General Partner, in its own right (other than Permitted Liens), or contravenes or will contravene any applicable law, rule or regulation of Canada or of any of the provinces and territories of Canada;
(g)No Consents Required. No consent, approval or authorization of, or declaration, registration, filing or qualification with, or giving of notice to, or taking of any other action in respect of, any governmental authority or agency on the part of the Issuer or the

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General Partner, in its own right, is required in connection with the execution and delivery of this Indenture, the other Program Agreements executed by it or any agreements or instruments delivered pursuant hereto or thereto, or the consummation of any of the transactions contemplated hereby or in connection with the enforcement of this Indenture, the other Program Agreements executed by it or any agreements or instruments delivered pursuant hereto or thereto (except those which have been obtained, made or given, as the case may be);
(h)Residency. Each of the General Partner and the Issuer are a resident of Canada within the meaning of the ITA;
(i)Solvency. Each of the General Partner and the Issuer is not insolvent and will not be rendered insolvent within the meaning of applicable laws by entering into, or immediately after completion of, the transactions contemplated herein and in the Program Agreements;
(j)Collateral. The Collateral is free from all encumbrances except for Permitted Liens; and
(k)No Default. No event has occurred which constitutes, or with notice or lapse of time or both, would constitute a Related Event of Default.
1.2Representation and Warranty of the Indenture Trustee.
The Indenture Trustee hereby represents and warrants to the Issuer and shall be deemed to represent and warrant to the Issuer on each issuance of the Debt Obligations of any particular Series hereunder that:
(a)Valid Existence and Due Qualification. The Indenture Trustee is a trust company (as defined in the Trust and Loan Companies Act (Canada)) validly existing under the laws of Canada, is duly qualified to carry on its business in each province and territory of Canada, has the power and authority to enter into and perform its obligations under this Indenture and all instruments and agreements delivered pursuant hereto;
(b)Execution, Delivery and Enforceability. The execution, delivery and performance by the Indenture Trustee of this Indenture (a) are within the powers of the Indenture Trustee, (b) have been duly authorized by all necessary action on the part of the Indenture Trustee, and (c) do not contravene any law in effect on the date of this Indenture. This Indenture has been duly executed and delivered by the Indenture Trustee, and constitutes valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium and similar laws at the time in effect affecting the rights of creditors generally, and (ii) equitable principles which may limit the availability of certain remedies, including the remedy of specific performance; and
(c)No Consents Required. No consent, approval or authorization of, or declaration, registration, filing or qualification with, or giving of notice to, or taking of any other action in respect of, any governmental authority or agency on the part of the Indenture Trustee is required in connection with the execution and delivery of this Indenture or any agreements or instruments delivered pursuant hereto, or the consummation of any of the transactions contemplated hereby (except those which have been obtained).
1.3Survival of Representations and Warranties.
The representations and warranties of the Issuer, the General Partner and the Indenture Trustee in Sections 7.1 and 7.2, respectively, shall survive the execution of this Indenture.

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Article 8
EVENTS OF DEFAULT
1.1Related Event of Default.
(a)A Related Event of Default means, with respect to the Related Debt Obligations, (i) the occurrence of any event specified as such in the Related Supplement; or (ii) the happening of any of the following events (each an “Event of Default”):
(i)Insolvency. The Issuer or the General Partner admits its inability to pay its liabilities generally as they become due or makes a general assignment for the benefit of the creditors of the Issuer or the General Partner or otherwise acknowledges the insolvency of the Issuer or the General Partner, or any proceeding shall be instituted by or against the Issuer or the General Partner seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, dissolution, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors or seeking the entry of an order for relief by the appointment of a Receiver, trustee or other similar official for the Issuer or the General Partner or for any substantial part of its property and if such proceeding has been instituted against the Issuer or the General Partner, either such proceeding has not been stayed or dismissed within forty-five (45) days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a Receiver) are granted in whole or in part, or if a Receiver is privately appointed in respect of the Issuer or the General Partner or of the property of the Issuer or the General Partner or any substantial part thereof;
(ii)Encumbrancer. An encumbrancer, other than the Indenture Trustee, takes possession of the Collateral or any material part thereof, or any process or execution is levied or enforced upon or against the Collateral or any material part thereof, and remains unsatisfied for such period as would permit any such property to be sold thereunder, and such event could reasonably be expected to have a material adverse effect on the ability of the Issuer to satisfy its obligations under the Related Debt Obligations (such material adverse effect to be determined without reference to any available Credit Enhancement) unless such process is in good faith disputed by the Issuer and the Issuer gives or causes to be given security which is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;
(iii)Winding-Up Order. An order is made or an effective resolution passed for the winding up, liquidation or dissolution of the Issuer or the General Partner;
(b)The Issuer shall deliver to a Responsible Officer of the Indenture Trustee, promptly upon the Issuer obtaining knowledge thereof, written notice in the form of a Certificate of the Issuer of any Related Default or Related Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.
1.2Acceleration of Maturity; Rescission and Annulment.
(a)Subject to the terms of the Related Supplement for any Series, if a Related Event of Default for any Series should occur and be continuing, then and in every such case (other than in the case of an Event of Default set out in Section 8.1(a)(i) or as provided in the Related Supplement for any Series) the Indenture Trustee may and shall, upon the request in writing of the holders of such Series representing not less than 50% of the aggregate principal amount of Debt Obligations of such Series then outstanding, declare all the Debt Obligations of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to a Responsible Officer of the Indenture Trustee if given by the Debtholders), and upon any such declaration or upon the occurrence of an Event of Default described in Section 8.1(a)(i) or as provided in the Related Supplement for any Series, the aggregate principal amount of Debt Obligations of such Series then outstanding, together with accrued and unpaid interest thereon through the date of

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acceleration, shall become immediately due and payable and the security hereby constituted and pursuant to the Related Supplement shall forthwith become enforceable. Subject to the provisions of Section 8.2(b), if the Indenture Trustee or such holders makes such declaration, the Issuer will forthwith pay to the Indenture Trustee and the Debtholders all Obligations Secured together with all accrued and unpaid interest thereon to the date of such payment.
(b)At any time after such declaration of or other acceleration of maturity of a Series has been made and before a judgment or order for payment of the money due has been obtained by the Indenture Trustee as provided in Article 9, the holders representing not less than 50% of the aggregate principal amount of Debt Obligations of such Series then outstanding may, by written notice to the Issuer and a Responsible Officer of the Indenture Trustee, rescind and annul such declaration or other acceleration and its consequences if:
(i)the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:
(A)all payments of principal of and interest on all Debt Obligations of the affected Series and all other amounts that would then be due hereunder or upon such Debt Obligations if the Event of Default giving rise to such acceleration had not occurred;
(B)all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and Counsel; and
(C)all amounts due and payable to the other Related Specified Creditors; and
(ii)all Related Events of Default, other than the non-payment of the principal of the Debt Obligations that have become due solely by such acceleration, have been cured or waived.
No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.
Article 9
REMEDIES
1.1Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(a)The Issuer covenants that upon the acceleration of any Series of Debt Obligations pursuant to Section 8.2, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Debtholders of such Series, the whole amount then due and payable on such Debt Obligations for principal and interest, with interest upon the overdue principal and interest at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and Counsel (less any taxes required to be deducted pursuant to applicable laws).
(b)In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee in its own name and as trustee of an express trust, may, subject to Sections 15.2, 15.3 and 15.4, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment, and may enforce the same against the Issuer and collect in the manner provided by law out of the Related Collateral, wherever situated, the moneys adjudged or ordered to be payable.
(c)In case any Related Event of Default for any Series occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 9.5, subject to Sections 15.2, 15.3 and 15.4, proceed to protect and enforce its rights and the rights of the

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Related Debtholders and other Related Specified Creditors, by such appropriate Proceedings such holders shall specify to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Related Supplement, as applicable, or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.
(d)In case there shall be pending, relative to the Issuer upon the Related Obligations Secured for any Series or any Person having or claiming an ownership interest in the Related Collateral, Proceedings under any applicable bankruptcy, insolvency or other similar law, or in case a Receiver, assignee, trustee in bankruptcy, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property, or in case of any other comparable judicial Proceedings relative to the Issuer upon such Related Obligations Secured, or to the creditors or property of the Issuer or the Indenture Trustee, irrespective of whether the principal of any affected Obligations Secured shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:
(i)to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Related Obligations Secured and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and Counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of fraud, bad faith, gross negligence or wilful misconduct) and of the Related Specified Creditors allowed in such Proceedings;
(ii)unless prohibited by applicable law or regulations, to vote on behalf of the Specified Creditors for any affected Series in any election of a trustee, a monitor, an interim trustee or any Person performing similar functions in any such Proceedings;
(iii)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the affected Debtholders and other Related Specified Creditors and of the Indenture Trustee on their behalf; and
(iv)to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Related Specified Creditors allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;
and any trustee, Receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Related Specified Creditors to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Related Specified Creditors, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and Counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of fraud, bad faith, gross negligence or wilful misconduct.
(e)Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Related Specified Creditor any plan of reorganization, arrangement, adjustment or composition affecting the Related Obligations Secured or the rights of any Related Specified Creditor or to authorize the Indenture Trustee to vote in respect of the claim of any Related Specified

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Creditor in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
(f)All rights of action and of asserting claims under this Indenture and any Related Supplement, or under any of the Related Obligations Secured, may be enforced by the Indenture Trustee without the possession of any of the Related Obligations Secured or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgement, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Related Obligations Secured.
(g)In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all Related Specified Creditors, and it shall not be necessary to make any Related Specified Creditor a party to any such Proceedings, subject to the provisions of any applicable Related Supplement.
1.2Notice of Event of Default.
(a)The Indenture Trustee shall give notice to the Related Debtholders of the occurrence of a Default, within a reasonable time, but not exceeding in any event ten (10) Business Days, after a Responsible Officer of the Indenture Trustee receives written notice of the occurrence thereof, unless the Indenture Trustee in good faith determines that the withholding of such notice is in the best interests of the Related Debtholders and so advises the Issuer in writing. The Indenture Trustee shall give notice of the occurrence of every Default to the Rating Agencies within ten (10) Business Days after the Indenture Trustee receives notice of the occurrence thereof.
(b)When such notice of the occurrence of a Default has been given and the Default is thereafter waived or cured, notice that the Default is no longer continuing shall be given by the Indenture Trustee to Persons to whom notice was sent pursuant to Section 9.2(a) as soon as practicable after the curing of such Default, but not exceeding in any event ten (10) Business Days, after a Responsible Officer of the Indenture Trustee receives written notice that the Default has been cured.
1.3Remedies; Priorities.
(a)If a Related Event of Default for any Series of Debt Obligations shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Sections 9.5, 15.2, 15.3 and 15.4, and the Indenture Trustee’s rights hereunder and under the Related Supplement):
(i)institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Related Obligations Secured or under this Indenture and the Related Supplement with respect thereto, whether by declaration or otherwise, enforce any judgement obtained, and collect upon such Obligations Secured moneys adjudged due;
(ii)institute Proceedings from time to time for the complete or partial foreclosure with respect to the Related Collateral;
(iii)exercise any remedies of a secured party under the PPSA, including taking possession of and using the Related Collateral or any portion thereof, and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Specified Creditors of such Series;
(iv)sell the Related Collateral, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

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(v)appoint a Receiver with respect to the Related Collateral.
provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Related Collateral for any Series following a Related Event of Default, other than an Event of Default described in Section 8.1(a)(i) or (iii) or a Related Event of Default so specified in the Related Supplement, unless: (A) 66 2/3% of the Debtholders of such Series consent thereto, (B) the proceeds of such sale or liquidation distributable to the Debtholders of such Series in accordance with the provisions of the Related Supplement will be sufficient to discharge in full all amounts then due and unpaid upon the Related Obligations Secured owing to the Debtholders of such Series or (C) the Indenture Trustee determines that the Related Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Related Obligations Secured owing to the Debtholders of such Series as they would have become due if the Related Obligations Secured had not been declared due and payable, and the Indenture Trustee obtains the consent of Debtholders of such Series by Extraordinary Resolution of such Debtholders. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Related Collateral for such purpose.
(b)If the Indenture Trustee collects any money or property pursuant to this Article 9 in respect of any Series or the Related Collateral, it shall pay out such money or property in accordance with the Related Supplement.
1.4Performance and Enforcement of Certain Obligations.
(a)Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by a Seller, a Servicer or any other Persons, as applicable, of its obligations to the Issuer under or in connection with any applicable Purchased Asset Sale Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with such Purchased Asset Sale Agreement to the extent and in the manner directed by the Indenture Trustee (acting on the written direction of holders of at least 50% of the aggregate principal amount of the applicable Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding), including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the affected Purchased Asset Sale Agreement.
(b)If a Related Event of Default has occurred and is continuing, the Indenture Trustee may, and at the written direction of the Debtholders of such Series upon an Extraordinary Resolution of such Debtholders shall (subject to the Indenture Trustee’s rights hereunder and under the Related Supplement), exercise all rights, remedies, powers, privileges and claims of the Issuer against the Related Seller or the Related Servicer under or in connection with the Related Purchased Asset Sale Agreement, including the right or power to take any action to compel or secure performance or observance by the Related Seller or the Related Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Related Purchased Asset Sale Agreement, and any right of the Issuer to take such action shall be suspended.
1.5Optional Preservation of the Related Collateral.
If the Debt Obligations of any Series have been declared to be due and payable under Section 8.2 following a Related Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to permit the Issuer to maintain possession of the Related Collateral. It is the desire of the parties hereto and the Debtholders of each Series that there be at all times sufficient funds for the payment of principal of and interest on the Related Debt Obligations, and the Indenture Trustee shall take such desire into account when determining whether or not to permit the Issuer to maintain possession of the Related Collateral. In determining whether to permit the Issuer to maintain possession of the Related Collateral for any Series, the Indenture Trustee may, but

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need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Related Collateral for such purpose.
1.6Application of Moneys.
Subject to the provisions of any Related Supplement, upon the occurrence and during the continuance of a Related Event of Default, the Indenture Trustee shall transfer all moneys standing in the Related Series Accounts in accordance with the provisions of the Related Supplement. The Indenture Trustee shall have sole access to such accounts and shall apply the moneys therein for the benefit of the Related Specified Creditors as provided in the Related Supplement.
1.7Trust Moneys.
All moneys held by the Indenture Trustee pursuant to the provisions of this Indenture and any Supplement shall, subject to any provision herein to the contrary, be held by the Indenture Trustee as part of the Collateral as security for the Related Specified Creditors as herein provided. Any moneys held by the Indenture Trustee under the trusts of this Indenture shall be invested by the Indenture Trustee in Permitted Investments upon written direction of the Issuer. Upon receipt of (i) a Certificate of the Issuer stating that no Related Event of Default has occurred and is continuing; and (ii) a Written Order for payment to the Issuer, the Indenture Trustee shall pay or cause to be paid all interest earned on moneys so deposited to the Issuer for application against the Related Obligation Secured.
1.8Restoration of Rights And Remedies.
If the Indenture Trustee or any Debtholder has instituted any Proceeding to enforce any right or remedy under this Indenture and any Related Supplement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Debtholder, then and in every such case the Issuer, the Indenture Trustee and the Debtholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Debtholders shall continue as though no such Proceeding had been instituted.
1.9Delay or Omission Not A Waiver.
No delay or omission of the Indenture Trustee or any Specified Creditor to exercise any right or remedy accruing upon any Related Default or Related Event of Default shall impair any such right or remedy or constitute a waiver of any such Related Default or Related Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Specified Creditors may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Specified Creditors, as the case may be.
1.10Control By Debtholders.
Subject to the Indenture Trustee’s rights hereunder and under any Related Supplement, the holders of not less than 50% of the aggregate principal amount of Debt Obligations of a Series then outstanding shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Debt Obligations of such Series or exercising any trust or power conferred on the Indenture Trustee with respect to the Related Collateral; provided, that:
(i)such direction shall not be in conflict with any rule of law or with this Indenture or the Related Supplement;
(ii)subject to the express terms of Section 9.3, any direction to the Indenture Trustee to sell or liquidate the Related Collateral shall be by all the Debtholders of such Series;
(iii)if the Indenture Trustee elects to allow the Issuer to retain the Related Collateral pursuant to Section 9.5, then any direction to the Indenture Trustee by Debtholders representing less than 100% of the aggregate principal amount of Debt Obligations of such Series then outstanding to sell or liquidate the Related Collateral shall be of no force and effect; and

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(iv)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;
provided, however, that the Indenture Trustee need not take any action at the request of any Debtholders that it determines might involve it in any loss, liability or expense unless such Debtholders have offered the Indenture Trustee security and indemnity satisfactory to the Indenture Trustee against such loss, liability or expense.
1.11Purchase by Specified Creditors.
Subject to applicable law, any one or more of the Specified Creditors or any agent or representative thereof may become purchasers at any sale of any Collateral whether made under the power of sale herein contained or pursuant to judicial proceedings.
1.12Protection of Persons Dealing with Indenture Trustee.
No Person dealing with the Indenture Trustee or its agents will be obliged to inquire as to whether any of the security hereby constituted or constituted under any Hypothec has become enforceable, or whether the powers which the Indenture Trustee is purporting to exercise have become exercisable, or whether any money remains due upon such security hereby constituted or the Obligations Secured, or as to the necessity or expediency of the stipulations and conditions subject to which any sale is made, or otherwise as to the propriety or regularity of any sale or of any other dealing by the Indenture Trustee with any of the Collateral, or to see to the application of any money paid to the Indenture Trustee; and in the absence of fraud on the part of the Person, the dealing will be deemed, so far as regards the safety and protection of the Person, to be within the powers hereby conferred and to be valid and effectual accordingly.
1.13Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee, or upon or to the Specified Creditors is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and is in addition to every other right and remedy given hereunder or now existing or hereafter to exist by law, in equity or by statute.
1.14Issuer to Execute Confirmatory Deed.
In case of any sale hereunder, whether by the Indenture Trustee or under judicial proceedings, the Issuer will execute and deliver to the purchaser on demand any instrument reasonably necessary to confirm to the purchaser its title to the property so sold, and in case of any such sale, the Indenture Trustee is hereby irrevocably authorized to carry the sale into effect and to execute on its behalf and in its name any such confirmatory instrument.
1.15Indenture Trustee Appointed Attorney.
The Issuer irrevocably constitutes and appoints the Indenture Trustee and any officer, representative or employee thereof, with full power of substitution, as its true and lawful attorney with full power and authority in the name of the Issuer or in its own name, in its discretion, upon the occurrence and during the continuance of any Related Event of Default, for the purpose of carrying out the terms of this Indenture and any Related Supplement to take all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof, and without limiting the generality of the foregoing, hereby gives the Indenture Trustee the power and right on behalf of the Issuer, without notice to or assent by the Issuer, to the extent permitted by applicable law, to do the following:
(a)to ask for, demand, sue for, collect and receive all and any moneys due or becoming due with respect to the Related Collateral;
(b)to receive, take, endorse, assign and deliver any and all cheques, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Indenture Trustee in connection therewith and herewith; and

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(c)to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Related Collateral.
The foregoing power of attorney shall be coupled with an interest and survive any dissolution, liquidation or winding-up of the Issuer.
1.16Credit Enhancement Agreements.
Notwithstanding any other provision of this Indenture, where, with respect to the Debt Obligations of any particular Series, (i) the unutilized portion of the Credit Enhancement available under any Related Credit Enhancement Agreement is greater than zero; or (ii) the Related Credit Enhancer is owed any amount thereunder, in making any disposition of the Related Collateral, the Indenture Trustee shall, if so set out in a Related Supplement, exercise its rights and privileges under this Article 9 in accordance with those sections of such Related Credit Enhancement Agreement specifically identified in the Related Supplement, and the Related Credit Enhancer shall have the right upon giving written notice to the Indenture Trustee and the Related Rating Agencies to initiate at any time any action, suit, or proceeding to enforce its rights under such agreement. Without limiting the generality of the foregoing, any conflict between the provisions of this Indenture and those provisions of the Credit Enhancement Agreement specifically identified in the Related Supplement shall be resolved by applying such provisions of the Credit Enhancement Agreement so long as the unutilized portion of the Credit Enhancement available thereunder is greater than zero or the Related Credit Enhancer is owed any amount thereunder. Any funds received by way of Related Collections of amounts payable in respect of Related Purchased Asset Interests which have been purchased by the Related Credit Enhancer shall, notwithstanding any other provision hereof, be held in trust separate and apart in a segregated account for the benefit of the Related Credit Enhancer and remitted to the Related Credit Enhancer as it may direct as soon as practicable.
1.17Disclaimer of Marshalling.
In the event that the security hereby constituted or constituted under any Hypothec shall become enforceable and the Indenture Trustee shall have determined or become bound to enforce the same, the Issuer covenants not to invoke the doctrine of marshalling or any other equitable principle for the purpose of requiring the Indenture Trustee to realize or to have realized on any particular asset forming part of the Collateral.
1.18Appointment of Receiver.
If the Indenture Trustee determines under the provisions of this Indenture to appoint a Receiver in respect of any Series, the following provisions will apply:
(a)the Indenture Trustee may from time to time in the same manner remove any Receiver so appointed and appoint another in its stead; in making any appointment the Indenture Trustee will be deemed to be acting as the agent of the Issuer;
(b)any appointment will be limited to the Related Collateral and may be made either before or after the Indenture Trustee has taken possession of such Related Collateral;
(c)every Receiver may in the discretion of the Indenture Trustee be vested with all or any of the powers and discretions of the Indenture Trustee;
(d)the Indenture Trustee may from time to time fix the reasonable remuneration of every Receiver and direct the payment thereof out of such Related Collateral, the income therefrom or the proceeds thereof;
(e)the Indenture Trustee may from time to time require any Receiver to give security for the performance of its duties and may fix the nature and amount thereof, but will not be bound to require security;
(f)every Receiver may, with the consent in writing of the Indenture Trustee, borrow money and grant security for the purposes of the maintenance, protection or preservation of such Related Collateral or any part thereof with any amount so borrowed and any interest thereon to be a charge or lien on such Related Collateral in priority to the security hereby constituted;

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(g)every Receiver will, so far as concerns responsibility for its acts or omissions, be deemed the agent of the Issuer and in no event the agent of the Indenture Trustee, and the Indenture Trustee will not, in making or consenting to the appointment, incur any liability to the Receiver for its remuneration or otherwise, provided that the Trust hereby irrevocably authorizes the Indenture Trustee to give instructions to the Receiver relating to the performance of its duties as set out herein;
(h)except as may be otherwise directed by the Indenture Trustee or as otherwise specifically provided in this Indenture, all money from time to time received by any Receiver will be paid over to the Indenture Trustee to be held by it on the trusts of this Indenture; and
(i)the Indenture Trustee may pay over to any Receiver any money constituting part of such Related Collateral to the extent that the same may be required to be applied for the purposes hereof by such Receiver, and the Indenture Trustee may from time to time determine what funds such Receiver is at liberty to keep in hand with a view to the performance of its duty as Receiver.
Article 10
SUITS BY DEBTHOLDERS AND INDENTURE TRUSTEE
1.1Debtholders May Not Sue.
Subject to Section 9.16, no Debtholder will have any right to institute any suit, action or proceeding for payment of any part of the Obligations Secured or for the purpose of bringing Collateral to sale, or for the execution of any trust or power hereunder in relation thereto, or for the appointment of a Receiver of such Collateral or for any other remedy hereunder, provided that the Debtholders may take such action if the following conditions precedent have been fulfilled:
(a)the Debtholder previously has given to the Indenture Trustee written notice of the occurrence of a Related Event of Default;
(b)in the case of any suit by the Debtholders of any particular Series, such Debtholders by Extraordinary Resolution, have made a request to the Indenture Trustee and the Indenture Trustee has been afforded reasonable opportunity itself to either proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for the purpose requested;
(c)the Debtholders referred to in (b) above have offered to the Indenture Trustee, when so requested by the Indenture Trustee, sufficient funds and security and indemnity satisfactory to the Indenture Trustee, acting reasonably, against the costs, expenses and liabilities to be incurred therein or thereby; and
(d)the Indenture Trustee has failed to act hereunder within a reasonable time which shall, for the purposes hereof, not exceed a period of sixty (60) days in any event after notification, request and offer of sufficient funds and indemnity by such Debtholders, it being understood and intended that no Related Specified Creditor with respect to a Series will have any right in any manner whatsoever to take any action against any Collateral other than the Collateral for such Series or to effect, disturb or prejudice the rights of any other Specified Creditor (of the same or any other Series), or to obtain or seek to obtain priority over or preference to any other Specified Creditor (of the same or any other Series), or to enforce any right under this Indenture, except in the manner herein provided and for the equal, rateable and common benefit of all Related Specified Creditor of the same Series, except as otherwise expressly provided in this Indenture and the Related Supplement.
1.2Indenture Trustee Not Required to Possess Debt Obligations.
All rights of action under this Indenture may be enforced by the Indenture Trustee without the possession of any of the Debt Obligations or the production thereof at any trial or other proceedings relative thereto and any such proceeding instituted by the Indenture Trustee may be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and Counsel,

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be for the benefit of the Debtholders in respect of which such judgment has been recovered in the manner herein provided.
1.3Indenture Trustee May Institute All Proceedings.
The Indenture Trustee will have the power to institute and maintain any and all suits and proceedings as it may consider necessary or expedient to enforce the security hereby constituted or pursuant to any Related Supplement or Hypothec or to prevent any impairment of such security by any acts of the Issuer or of others in contravention of this Indenture or the Program Agreements or in violation of law, or as the Indenture Trustee may be advised by Counsel are necessary or expedient to preserve and to protect its interest and the security and interests of the Specified Creditors in respect of the Collateral or in respect of the income, earnings, issues and profits therefrom. Following the occurrence of a Related Event of Default, any suit or proceedings may be instituted by the Indenture Trustee against others in the name of the Issuer and the Indenture Trustee is hereby irrevocably constituted and appointed the agent of the Issuer for this purpose.
1.4Application of Proceeds.
If, following the occurrence of a Related Event of Default, any Specified Creditor receives any amount in satisfaction of any part of the Obligations Secured from any source whatsoever other than pursuant hereto, such amount shall be held in trust for and immediately remitted to the Indenture Trustee and shall be applied by the Indenture Trustee in the manner provided in the Related Supplement.
Article 11
MEETINGS OF DEBTHOLDERS
1.1Right to Convene Meetings.
The Indenture Trustee may at any time and from time to time and will on receipt of a Written Order or a written request signed by the holders of not less than 25% of the aggregate principal amount of the Debt Obligations then outstanding to which such meeting relates and upon receiving sufficient funds and on being indemnified to its reasonable satisfaction by the Issuer or by the Debtholders signing such order or request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debtholders. In the event of the Indenture Trustee failing within thirty (30) days after receipt of any such order or request and such sufficient funds and indemnity to give notice convening a meeting, the Issuer or such Debtholders, as the case may be, may convene such meeting.
1.2Notice of Meetings.
At least fifteen (15) days’ notice of any meeting will be given to (a) the Debtholders to which such meeting relates in the manner provided in Section 14.3, (b) the other Related Specified Creditors in the manner provided in Section 14.4, and (c) the Related Rating Agencies in the manner provided in Section 14.5, and a copy thereof will be sent to the Indenture Trustee in the manner provided in Section 14.2, unless the meeting has been called by it, and to the Issuer, unless the meeting has been called by it. Such notice will state the time when and the place where the meeting is to be held and will state briefly the general nature of the business to be transacted thereat. It will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 11. Such notice will also state that any Debtholder may be represented at any meeting of Debtholders by a proxy duly appointed by instrument in writing in accordance with the regulations made from time to time by the Indenture Trustee pursuant to Section 11.9 and that the appointment of any proxy may be revoked at any time before the commencement of the meeting to which the appointment relates. The non-receipt of any such notice by a Debtholder shall not invalidate any resolution passed at such meeting.
1.3Chairperson.
Any individual, who need not be a Debtholder, nominated in writing by the Indenture Trustee will be chairperson of the meeting and if no person is so nominated, or if the individual so nominated is not present within 15 minutes of the time fixed for the holding of the meeting, the Debtholders present in person or represented by proxy will choose an individual present to be chairperson.

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1.4Quorum.
Subject to the provisions of Section 11.13, at any meeting of the Debtholders a quorum will consist of Debtholders present in person or represented by proxy and representing at least 25% of the aggregate principal amount of the Debt Obligations then outstanding to which such meeting relates. If a quorum of the Debtholders is not present within thirty (30) minutes from the time fixed for holding any meeting, the meeting, if summoned by the Debtholders or pursuant to a request of the Debtholders, will be dissolved; but in any other case the meeting will be adjourned to the same day in the next calendar week (unless such day is not a Business Day in which case it will be adjourned to the next following Business Day thereafter) at the same time and place and no notice will be required to be given in respect of such adjourned meeting. At the adjourned meeting the Debtholders present in person or represented by proxy will constitute a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent at least 25% of the aggregate principal amount of the Debt Obligations then outstanding to which such meeting relates. Where a Debtholder has executed a document in writing appointing a Person as proxy and such Person who is a proxyholder is present at the meeting, the Debtholder will be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, that such Debtholder will be considered as present or voting only with respect to the matters covered by such document in writing.
1.5Power to Adjourn.
The chairperson of any meeting at which a quorum of Debtholders is present may, with the consent of the holders of a majority of the principal amount of the Debt Obligations then outstanding represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.
1.6Show of Hands.
Every question submitted to a meeting will be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions will be given in the manner provided in Section 11.7. At any such meeting, unless a poll is duly demanded as hereinafter provided, a declaration by the chairperson that a resolution had been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.
1.7Poll.
On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chairperson or by one or more Debtholders or proxies for Debtholders holding at least 5% of the aggregate principal amount of the Debt Obligations then outstanding to which such meeting relates, a poll will be taken in such manner and either at once or after an adjournment as the chairperson directs. Questions other than Extraordinary Resolutions will, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Debt Obligations then outstanding represented at the meeting and voting on the poll.
1.8Voting.
On a show of hands, every person who is present and entitled to vote, whether as a Debtholder or as proxy for one or more Debtholders or both, will have one vote. On a poll, each Debtholder present in person or represented by a proxy will be entitled to one vote in respect of each $1,000 principal amount (or the Equivalent Amount in any other currency) of Debt Obligations of which he is then the holder or which he represents by proxy. A proxy need not be a Debtholder. In the case of joint registered holders of a Debt Obligation, any one of them present in person or represented by proxy at the meeting may vote in the absence of the other or others but in case more than one of them be present in person or represented by proxy, they will vote together in respect of the Debt Obligations of which they are joint registered holders.
1.9Regulations.
The Indenture Trustee may from time to time make reasonable regulations and may make reasonable variations to the regulations as it thinks fit with respect to:
(a)the voting by Debtholders in respect of Debt Obligations which are not Notes;

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(b)the voting represented by proxy by Debtholders and the form of instrument appointing proxies and the manner in which the same will be executed and with respect to the production of the authority of any Person signing on behalf of the giver of the proxy;
(c)the lodging of instruments appointing proxies at any place or places and in such custody as the Indenture Trustee directs and the time, if any, before the holding of the meeting or adjourned meeting by which the same must be deposited;
(d)the forwarding by the custodian thereof of particulars of instruments appointing proxies by letter, cable, telegraph, facsimile or electronic messaging system before the meeting to the Issuer or to the Indenture Trustee or to the chairperson of the meeting;
(e)the issue of voting certificates to holders of Book-Entry Notes which voting certificates shall entitle the holders named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof, in the same manner and with the same effect as though the holders so named in such voting certificates were the actual registered holders of Definitive Notes; and
(f)any other matters it deems necessary for the proper conduct of the meeting.
Any regulations so made will be binding and effective and votes given in accordance therewith will be valid and will be counted. Instruments appointing proxies, the particulars of which are forwarded in accordance with the regulations, will confer the same right to vote as though the instruments themselves were produced at the meeting. Save as herein otherwise specified, the only Persons who will be recognized at any meeting of Debtholders as the holders of Debt Obligations or as entitled to vote or be present at the meeting in respect thereof will be Debtholders to which such meeting relates and holders of proxies of such Debtholders.
1.10The Issuer and Indenture Trustee.
Each of the Issuer, the Indenture Trustee, the Related Credit Enhancers and the Related Rating Agencies, by their respective employees, representatives, officers and directors, and the legal advisors of such parties, may attend any meeting of any Debtholders, but will not as such have a vote.
1.11Powers Exercisable by Extraordinary Resolution of all Debtholders.
(a)In addition to any powers hereinbefore given, the Debtholders generally shall by Extraordinary Resolution of all Debtholders have the power to:
(i)subject to Article 12 and the Related Supplement, require the Indenture Trustee to exercise or refrain from exercising any of the powers conferred upon it by this Indenture;
(ii)sanction the release of the Issuer from its covenants and obligations hereunder;
(iii)remove the Indenture Trustee from office and appoint a new Indenture Trustee hereunder;
(iv)subject to the provisions of this Indenture, sanction any supplement, amendment, modification, restatement or replacement of or waiver of or postponement of compliance with any provision of this Indenture (other than a Related Supplement) or the Limited Partnership Agreement which shall be agreed to by the Issuer and any modification, alteration, abrogation, compromise or arrangement of or in respect of the rights of the Debtholders against the Issuer whether such rights shall arise under the provisions of this Indenture or otherwise;
(v)appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the Extraordinary Resolution) to exercise, and to direct the Indenture Trustee to exercise, on behalf of the Debtholders, such of the powers of the Debtholders as are exercisable by Extraordinary Resolution or

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other resolution as shall be included in the Extraordinary Resolution appointing the committee. The Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the Extraordinary Resolution appointing it and the members need not be themselves Debtholders. Every such committee may elect its chairperson and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedures generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Debtholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;
(vi)assent to any compromise or arrangement by the Issuer with any creditor, creditors or class or classes of creditors or with the holders of any securities of the Issuer;
(vii)restrain any holder of any Note or any lender in respect of any Loan from taking or instituting any suit, action or proceeding for the recovery of amounts payable under such Note or Loan or hereunder or for the execution of any trust or power hereunder or for the appointment of a Receiver or trustee in bankruptcy or the winding up of the Issuer or for any other remedy hereunder and to direct such holder of any Note or lender in respect of a Loan to waive any Related Event of Default on which any suit or proceeding is founded;
(viii)direct any holder of a Note or lender in respect of any Loan bringing any action, suit or proceeding and the Indenture Trustee to waive the Related Event of Default in respect of which such action, suit or proceeding will have been brought; and
(ix)take any other action authorized by this Indenture to be taken by Extraordinary Resolution.
(b)Notwithstanding any other provision of this Indenture, (i) no change whatsoever to (x) the payee of a Debt Obligation, the date of maturity of a Debt Obligation, the principal amount or currency of a Debt Obligation, the interest rate or premium payable on a Debt Obligation, if any, the place of payment of a Debt Obligation, or the amount or timing of distributions which are required to be made on a Debt Obligation, may be made without the consent of the holders of such Debt Obligation; or (y) the percentage specified in the definition of “Extraordinary Resolution” in Section 11.13 for passage of a resolution may be made without the consent of all Debtholders of each Series or Class adversely affected; and (ii) no Extraordinary Resolution may be adopted which would be prejudicial to the rights or interests of a Credit Enhancer or the Indenture Trustee without the express written consent of such Credit Enhancer or the Indenture Trustee, as the case may be.
1.12Powers Exercisable by Extraordinary Resolution of Holders of Series.
(a)The Debtholders of each particular Series shall, in addition to any powers herein given to holders of Debt Obligations generally and to the exclusion of the holders of the Debt Obligations of all other Series, have the power, exercisable from time to time by Extraordinary Resolution:
(i)to sanction and agree to any supplement, amendment, modification, restatement or replacement of, or waiver of or postponement of compliance with, any of the provisions of the Debt Obligations of such Series or the Related Supplement or this Indenture affecting such Debt Obligations solely or otherwise in a manner or to an extent differing from that in or to which it affects the rights of the holders of Debt Obligations of any other affected Series, provided such supplement, amendment, modification, restatement, replacement, waiver or postponement

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does not, in the opinion of the Indenture Trustee (relying on the advice of Counsel), adversely affect any Debt Obligations of any other Series;
(ii)subject to the consent of each Related Credit Enhancer and any other Related Specified Creditor who is a party to a Related Program Agreement, permit or direct the Indenture Trustee to sanction any supplement, amendment, modification, restatement or replacement of, or waiver of or postponement of compliance with such Related Program Agreement which could reasonably be considered to be prejudicial to the rights and interests of any Related Specified Creditor, provided however, that where such Amendment could not reasonably be considered to be prejudicial to the rights or interests of a particular Related Credit Enhancer, the consent of such Related Creditor Enhancer will not be required hereunder;
(iii)sanction the sale, exchange or other disposition of the Related Collateral or any part thereof for such consideration as may be specified in the Extraordinary Resolution; and
(iv)take such other action which such Debtholders are authorized to take by Extraordinary Resolution pursuant to the Related Supplement.
(b)If any business to be transacted at a meeting of Debtholders, or any action to be taken or power to be exercised by instrument in writing under Section 11.17, affects the rights of the holders of Debt Obligations of one or more Series in the manner described in Section 11.12(a), then:
(i)reference to such fact, indicating each Series so affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a “Series meeting”; and
(ii)the holders of Debt Obligations of a Series so affected shall not be bound by an action taken or power exercised at a meeting of Debtholders generally, or at a Series meeting or by instrument in writing under Section 11.17 unless, in addition to compliance with the other provisions of this Article 11, such action is taken or power exercised by resolution of the Debtholders of such Series as follows:
(A)at such Series meeting:
(I)there is present a quorum consisting of two (2) or more persons holding either personally or as proxies not less than 25% of the aggregate principal amount then outstanding of the Debt Obligations of such Series (subject to the provisions of this Article 11 as to adjourned meetings); and
(II)the resolution is passed by an Extraordinary Resolution of the Debtholders of such Series; or
(iii)by a written instrument signed in one or more counterparts by the holders of not less than 66 2/3% of the aggregate principal amount then outstanding of the Debt Obligations of such Series.
(c)Notwithstanding any of the provisions hereof, if, in the opinion of the Indenture Trustee, relying upon the advice of Counsel, any business to be transacted at any meeting, or any action to be taken or power to be exercised by instrument in writing under Section 11.17, does not affect the rights of the holders of Debt Obligations of one or more particular Series, the provisions of this Article 11 shall apply as if the Debt Obligations of such Series were not outstanding and no notice of any such meeting need be given to the holders of Debt Obligations of such Series. For greater certainty, but without limiting the generality of the foregoing;
(i)a proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as Debt Obligations of a particular Series are outstanding

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shall be deemed not to adversely affect the rights of the holders of Debt Obligations of any other Series; and
(ii)the holders of Debt Obligations of any Series not adversely affected by any proposal to be submitted to a Series meeting in accordance with Section 11.12(b) shall not have the right to attend at such Series meeting or to vote on or otherwise approve or reject such proposal; and
(iii)the holders of Debt Obligations of any Class of a Series not adversely affected by any proposal to be submitted to a Class meeting in accordance with 11.12(c) will not have the right to attend at such Class meeting or to vote on or otherwise approve or reject such proposal.
1.13Meaning of “Extraordinary Resolution”.
(a)“Extraordinary Resolution”, wheresoever used herein, subject as hereinafter in this Article 11 provided, means a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debtholders (of such Series or Class of Debt Obligations, as the case may be) duly convened for the purpose and held in accordance with the provisions of this Article 11 at which the holders of at least 25% of the aggregate principal amount of the applicable Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding to which such meeting relates are present in person or represented by proxy and passed by the favourable votes of the holders of not less than 66 2/3% of the aggregate principal amount of such Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) represented at the meeting and voted on a poll upon such resolution. If, at any such meeting, the holders of 25% of the aggregate principal amount of such Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding to which such meeting relates are not present in person or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Debtholders, will be dissolved; but in any other case will stand adjourned to such date, being not less than fifteen (15) nor more than sixty (60) days later and to such place and time as may be appointed by the chairperson. Not less than ten (10) days’ notice will be given to Debtholders of the time and place of such adjourned meeting, in the manner provided in Section 14.3. Such notice will state that at the adjourned meeting, the Debtholders present in person or represented by proxy will constitute a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Debtholders present in person or represented by proxy will constitute a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in this Section 11.13 will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that the holders of 25% of the aggregate principal amount of the Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding to which such meeting relates are not present in person or represented by proxy at such adjourned meeting. Votes on an Extraordinary Resolution will always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary. The Issuer shall give notice to the Related Rating Agencies and the Related Credit Enhancers of any resolution passed as an Extraordinary Resolution.
(b)All actions which may be taken and all powers that may be exercised by the Debtholders at a meeting held as hereinbefore in this Article 11 provided may also be taken and exercised by the holders of not less than 66 2/3% of the aggregate principal amount of Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding, by an instrument in writing signed in one or more counterparts and the expression ‘Extraordinary Resolution’ when used in this Indenture will include an instrument so signed.
1.14Class Meetings.
If any business to be transacted at a meeting, or any action to be taken or power to be exercised by an instrument in writing under Section 11.13(b), especially affects the rights relating to a Class of Debt Obligations of a particular Series in a manner or to an extent substantially differing from the manner

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in or to the extent which it affects the rights relating to another affected Class of Debt Obligations of such particular Series (as to which the opinion of the Indenture Trustee, relying on the advice of Counsel shall be binding on all Debtholders and all other Persons for all purposes hereof) then:
(a)reference to such fact, indicating the Class of Debt Obligations so especially affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a “Class meeting”; and
(b)the holders of the Class of Debt Obligations so especially affected shall not be bound by any action taken or power exercised at a meeting or by an instrument in writing under Section 11.17 unless, in addition to compliance with the other provisions of this Article 11, such action is taken or power exercised by resolution of the holders of such Class of Debt Obligations as follows:
(i)at such Class meeting:
(A)there is present a quorum consisting of two (2) or more persons holding either personally or as proxies not less than 25% of the aggregate principal amount of the Debt Obligations of such Class (subject to the provisions of this Article 11 as to adjourned meetings); and
(B)the resolution is passed by an Extraordinary Resolution of the Debtholders of such Class; or
(ii)by a written instrument signed in one or more counterparts by the holders of not less than 66 2/3% of the aggregate principal amount then outstanding of the Debt Obligations of such Class.
1.15Powers Cumulative.
It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Debtholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the rights of the Debtholders to exercise the same or any other power or combination of powers thereafter from time to time.
1.16Minutes.
Minutes of all resolutions and proceedings at every meeting as aforesaid will be made and duly entered in books to be provided for that purpose by the Indenture Trustee at the expense of the Issuer and any such minutes as aforesaid, if signed by the chairperson of the meeting at which such resolutions were passed or proceedings taken, or by the chairperson of the next succeeding meeting of Debtholders to which such meeting relates, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, with respect to the proceedings of which minutes have been made, will be determined to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.
1.17Binding Effect of Resolutions.
Subject to Sections 11.12 and 11.14, every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 11 at a meeting of Debtholders will be binding upon all the Debtholders, whether present at or absent from such meeting, and every instrument in writing signed by Debtholders in accordance with Section 11.13(b) will be binding upon all the Debtholders whether signatories thereto or not, and each and every Debtholder and the Indenture Trustee (subject to the provisions for its indemnity contained in Section 12.3(b) will be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing. The Issuer shall provide written notice to the Related Rating Agencies of any Extraordinary Resolution passed in accordance with the provisions of this Article 11.

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Article 12
THE INDENTURE TRUSTEE
1.1Trust Indenture Legislation.
(a)In this Article 12, the term “applicable legislation” means the provisions, if any, of the Trust and Loan Companies Act (Canada) and any other statute of Canada or a province thereof, and of regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of entities issuing debt obligations under trust indentures, to the extent that in the opinion of Counsel to the Issuer such provisions are at the time in force and applicable to this Indenture.
(b)If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of applicable legislation, such mandatory requirement shall prevail.
(c)The Issuer and the Indenture Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of applicable legislation.
1.2Rights and Duties of Indenture Trustee.
(a)In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Indenture Trustee will act honestly and in good faith with a view to the best interests of the Specified Creditors as a whole and will exercise its powers and carry out its obligations hereunder exercising that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. Subject to the foregoing, the Indenture Trustee shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, made in good faith by it or for anything which it may do or refrain from doing in good faith in connection herewith, except arising out of its own fraud, bad faith, gross negligence or wilful misconduct.
(b)Nothing contained herein shall be construed to relieve the Indenture Trustee or any of its Related Persons from liability in respect of anything done, omitted to be done or permitted to be done arising from or in connection with any fraud, bad faith, wilful misconduct or gross negligence on the part of the Indenture Trustee or any of its Related Persons.
(c)Every provision of this Indenture that by its terms relieves the Indenture Trustee of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of applicable legislation and of Subsection 12.2(a) and Sections 12.3 and 12.4.
1.3Conditions Precedent to Indenture Trustee’s Obligation to Act.
(a)The Indenture Trustee shall not be bound to give any notice or do or take any act, action or proceeding pursuant hereto unless and until it shall have been required so to do under the terms hereof. The Indenture Trustee shall not be required to take notice of any Related Event of Default hereunder, other than in payment of any moneys required by any provision hereof to be paid to it, unless and until a Responsible Officer of the Indenture Trustee has been notified in writing of such Related Event of Default, which notice shall distinctly specify the Related Event of Default desired to be brought to the attention of the Indenture Trustee and, in the absence of any such notice, the Indenture Trustee may for all purposes of this Indenture conclusively assume that the Issuer is not in default hereunder and that no Related Event of Default has occurred.
(b)The Indenture Trustee will not be bound to do, observe or perform or see to the observance or performance by the Issuer of any of the obligations herein imposed upon the Issuer or of the covenants on the part of the Issuer herein contained, nor to take or continue any steps to enforce the security hereof, nor in any way to supervise or interfere with any of the activities of the Issuer, unless and until the Related Obligations Secured have become due and payable pursuant to Section 8.2 and then only after it has been

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indemnified and provided with sufficient funds, in each case, to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.
(c)None of the provisions contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid and provided with sufficient funds or to give any bond or security in respect of the trust and powers of this Indenture.
(d)The Indenture Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Noteholders at whose instance it is acting to deposit with the Indenture Trustee the Notes held by them, for which Notes the Indenture Trustee shall issue receipts.
(e)The Indenture Trustee shall retain the right not to act and shall not be held liable for refusing to act due to:
(i)a lack of information or for any other reason whatsoever unless it receives clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment, except as otherwise provided herein;
(ii)the Indenture Trustee, in its sole judgment, reasonably exercised, determines that such act might cause it to be in non-compliance with any law, judgment, order, executive order, decree, ordinance, rule or regulation related to terrorism financing or money laundering including Part II.1 of the Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), and regulations promulgated pursuant to the Special Economic Measures Act (Canada) and the United Nations Act (Canada) (“Anti-Terrorism Laws”).
(f)The Indenture Trustee may, as a condition precedent to any action to be taken by it under this Indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable.
1.4Experts and Advisors; Remuneration.
(a)The Indenture Trustee may, in the exercise of all or any of the trusts, powers and discretions vested in it hereunder act by its directors, officers, employees, agents or representatives. The Indenture Trustee may delegate to any Person the performance of any of the trusts and powers vested in it by this Indenture, and any delegation may be made upon terms and conditions and subject to regulations as the Indenture Trustee may think to be in the interest of the Specified Creditors as a whole.
(b)The Indenture Trustee may rely and act upon any statement, report or opinion prepared by or any advice received from the auditors, Counsel or other professional advisors or experts of the Indenture Trustee and shall not be responsible or held liable for any loss or damage resulting from so relying or acting if the Indenture Trustee acted in good faith in relying upon the advice received and has complied with the standard of care referred to in Section 12.2(a) in the selection of such auditors, Counsel or other professional advisors or experts. The Indenture Trustee is entitled to rely and act upon the genuineness and authenticity of any writing, paper, document or instrument submitted to it by any Person, not only as to its due execution and the validity and the effectiveness of its provisions but also as to the truth and acceptability of any information therein contained, which it in good faith believes to be genuine and what it purports to be.
(c)The Indenture Trustee may, but is not required to, employ or consult any agents or other assistants (including, without limitation, Counsel, accountants, appraisers, other experts, agencies and advisors) as it may reasonably require for the proper determination and discharge of its duties hereunder or any agreement entered into in connection herewith, and will remain primarily liable for the acts or omissions of any such agent or assistant,

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but will not be responsible for any negligence or misconduct on the part of any agents or other assistants or for any liability incurred by any Person as a result of not appointing such agents or other assistants, provided that in appointing such agents or other assistants it has acted in accordance with Section 12.2(a), and may pay reasonable remuneration for all services performed for it in the discharge of the trusts hereof without taxation of any costs or fees of any Counsel, and the Indenture Trustee will be entitled to receive reasonable remuneration for all services performed by it in the discharge of the trusts hereof and compensation for all disbursements, costs, liabilities and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof. All such remuneration, disbursements, costs, liabilities and expenses and all remuneration and expenses incidental to the preparation, execution and recording of this Indenture, any Related Supplement or any instrument ancillary or supplemental hereto and to the creation of the Debt Obligations, whether done by or owing to the Indenture Trustee or done or incurred at the request of the Indenture Trustee or the Issuer, will bear interest at a rate per annum equal to the then current rate of interest charged by the Indenture Trustee to its corporate customers on overdue accounts from the date of the same being incurred or expended (or the date of invoice in the case of Indenture Trustee’s remuneration) until the date of reimbursement and will (together with such interest) be payable by the Issuer upon demand and will until paid form part of the Obligations Secured entitled to the security hereby constituted and will be payable out of any funds coming into the possession of the Indenture Trustee in accordance with the terms of this Indenture and the Related Supplement.
(d)Wherever by this Indenture the Indenture Trustee is authorized to employ or consult Counsel and to pay costs secured by the security constituted hereby, the costs need not be taxed unless the Indenture Trustee deems it necessary to tax the same but may be agreed to by the Indenture Trustee and paid as a lump sum. No costs paid by the Indenture Trustee pursuant to this Section 12.4(d) in good faith will be disallowed in the taking of any accounts by reason only of the fact that the costs are greater than they might have been if taxed, or by reason of their not being taxed, but the costs so paid by the Indenture Trustee will, if not improperly incurred by it, be allowed and paid to the Indenture Trustee and will until paid form part of the Obligations Secured entitled to the security created by the Related Supplement and will be payable out of any funds coming into the possession of the Indenture Trustee in accordance with the terms of this Indenture and the Related Supplement. Any Counsel employed or consulted by the Indenture Trustee may be, but need not be, Counsel to the Issuer.
1.5Evidence of Compliance, Certificates of the Issuer and Written Orders.
(a)The Issuer will furnish on a basis no more frequently than monthly but not less frequently than annually to the Indenture Trustee (i) evidence of compliance with respect to the satisfaction and discharge of this Indenture; and (ii) evidence as to the balance outstanding of the Obligations Secured, including, without limitation, the particulars and amounts of any Debt Obligations outstanding from time to time. Such evidence will consist of:
(i)a Certificate of the Issuer stating that the conditions of this Indenture with respect to the satisfaction and discharge of this Indenture have been complied with in accordance with the terms of this Indenture;
(ii)in the case of a condition of compliance which is, by the terms of this Indenture, subject to review by Counsel, an Opinion of Counsel that such condition has been complied with in accordance with the terms of this Indenture; and
(iii)a Certificate of the Issuer stating the balance outstanding of the Obligations Secured, including, without limitation, the particulars and amounts of any Debt Obligations outstanding from time to time.
(b)In addition to any other provisions of this Indenture, the Issuer shall furnish to the Indenture Trustee, upon reasonable request of such Indenture Trustee, evidence of such compliance with the conditions precedent provided for in this Indenture and any Program Agreement relating to the taking of any other action or step to be taken by such

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Indenture Trustee at the request of or on the application of the Issuer or the General Partner.
(c)The Indenture Trustee will be furnished upon demand with evidence, in the form of a Certificate of the Issuer, as to compliance with any provision of this Indenture relating to any action required or permitted to be taken by the Issuer under, or any obligation imposed on the Issuer by, this Indenture.
(d)The evidence of compliance referred to in 12.5(a), 12.5(b) and 12.5(c) shall include a certificate by the individual in his stated capacity giving the evidence declaring that he or she has read and understands the conditions of the Indenture relating to the matter in question and declaring that he or she has made such examinations or investigations as he or she believes necessary to enable him or her to make the statements or give the opinions contained or expressed therein.
(e)Except where some other mode of proof is required by this Indenture, the Indenture Trustee will be at liberty to accept a Certificate of the Issuer (i) as to any statement of facts as conclusive evidence of the truth of the statement; (ii) as to any particular act or transaction or step or thing which, in the opinion of the individual or officer so certifying, is expedient, as sufficient evidence that the act, transaction, step or thing is expedient; and (iii) as to any expenditure made or indebtedness incurred by the Issuer or any successor trustee to the Issuer as sufficient evidence that the expenditure or indebtedness was made or incurred for the purpose set forth in the Certificate of the Issuer, and, in each case, the Indenture Trustee will be in no way bound to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so. However, the Indenture Trustee may cause to be made any independent investigations as it may reasonably require and the expense thereof (together with interest at a rate per annum equal to the then current rate of interest charged by the Indenture Trustee to its corporate customers on overdue accounts, from the date of the Indenture Trustee’s expenditure to the date of its reimbursement) will be paid by the Issuer upon demand and will until paid by the Issuer form part of the Obligations Secured entitled to the security hereby constituted and will be payable out of any funds coming into the possession of the Indenture Trustee. If, as a result of any independent investigation, the Indenture Trustee is not satisfied as to any matter or thing set forth in the Certificate of the Issuer, the Indenture Trustee may refuse to act thereon.
(f)Wherever applicable legislation requires that evidence be in the form of a statutory declaration, the Indenture Trustee may accept such statutory declaration in lieu of a Certificate of the Issuer.
(g)The Indenture Trustee will not be bound to act in accordance with any order, direction or request of the Issuer or the General Partner until a Written Order has been delivered to the Indenture Trustee, and the Indenture Trustee will be fully empowered to act and will be fully protected from all liability in acting upon any instruments purporting to be Written Orders and believed by the Indenture Trustee to be genuine.
(h)The regularity and validity of all acts, consents, requests and directions of the Issuer will, for the protection of the Indenture Trustee, be deemed conclusively proved by a Certificate of the Issuer or a Written Order, as the case may be.
1.6Instruments Held By Indenture Trustee.
The Indenture Trustee will be at liberty to place all instruments or other securities or deeds or other documents of title comprising part of the Collateral in safekeeping with any Canadian chartered bank, foreign bank licensed under the Bank Act (Canada), or trust company or loan company (which may be an Affiliate of the Indenture Trustee) and the Indenture Trustee will not be responsible for any loss incurred in connection with any such placement. The Indenture Trustee may pay out of any funds in the possession of the Indenture Trustee all sums required to be paid on account of or in respect of any such placing.

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1.7Protection of Indenture Trustee.
By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:
(a)the Indenture Trustee will not be bound to give notice to any Person of the execution hereof or of the charge of this Indenture or any Hypothec unless and until any of the security constituted hereby or thereby has become enforceable and the Indenture Trustee has determined or become obliged to enforce the same;
(b)the Indenture Trustee will not be liable for or by reason of any failure or defect of title to or any lien, charge or encumbrance upon any of the Collateral or for or by reason of the statements or implications of fact or law contained in or arising out of anything contained in this Indenture or in the Debt Obligations or be required to verify the same, but all statements or implications will be deemed to have been made by the Issuer only, and it will not be the duty of the Indenture Trustee, except as herein otherwise specifically provided, to see to or require evidence of the registration or filing or renewal of this Indenture, or any other indenture or writing by way of mortgage, pledge, hypothec, charge, transfer or assignment of or upon any of the Collateral or any part thereof or upon any other property of the Issuer or to procure any mortgage, pledge or charge or other additional instrument of further assurance or to do any other act for the continuance of the security constituted hereby or for giving notice of the existence of any of the security constituted hereby or by any Hypothec or for extending or supplementing the same, or to insure or keep insured or require evidence of insurance against loss or damage by fire or otherwise the Collateral or any part thereof, or to keep itself informed or advised as to the payment by the Issuer of any taxes or assessments or premiums of insurance or other payments which the Issuer should make or to require payments to be made;
(c)the Indenture Trustee will not be responsible for any error made or act done by it resulting from reliance upon the signature of any Person on behalf of the Issuer or of any Person on whose signature the Indenture Trustee may be called upon or entitled to act or refrain from acting under this Indenture;
(d)the Indenture Trustee will not incur any liability or responsibility whatsoever in consequence of permitting or suffering the Issuer to retain or to be in possession of any part of any of the Collateral and to use and enjoy the same; nor will the Indenture Trustee be or become responsible or liable for any destruction, deterioration, loss, injury or damage which may occur or be done by the Issuer or by any other Person to any of the Collateral, or be in any way responsible for the consequence of any breach on the part of the Issuer of any of the covenants herein contained or of any acts of servants or agents of the Issuer;
(e)the Indenture Trustee may buy, sell, lend upon and deal in the Debt Obligations and generally contract and enter into financial transactions with the Issuer or the General Partner without being liable to account for any profits made thereby;
(f)the Indenture Trustee shall not be liable for or by reason of any statements of fact or recital in this Indenture or in the Debt Obligations or required to verify the same, but all said statements or recitals are and shall be deemed to be made by the Issuer;
(g)no property or assets of the Indenture Trustee owned in its personal capacity will be subject to levy, execution or other enforcement procedure arising under or in connection with this Indenture;
(h)the Indenture Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Issuer of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Issuer;
(i)the Issuer hereby indemnifies and saves harmless the Indenture Trustee and its Related Persons from and against any and all claims, demands, losses, actions, causes

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of action, costs, charges, expenses, damages, liabilities and obligations whatsoever, including without limitation, legal fees and disbursements of Counsel or solicitors and costs and expenses incurred in connection with enforcement of the indemnity obligations hereunder, enforcement of any term of this Indenture or Related Supplement, defense against a claim for a breach of its standard of care hereunder (whether brought by a party hereto or any third party), which the Indenture Trustee or any of its Related Persons may suffer or incur, whether at law or in equity, in any way caused by or arising, directly, or indirectly, in respect of anything done, omitted to be done or permitted to be done by the Indenture Trustee or any of the Related Persons in or about or in relation to the execution of the Indenture Trustee’s duties as Indenture Trustee hereunder or under any Program  Agreement or as collateral agent of the Issuer under any Funding Agreement or in any other way arising out of this Indenture or any Program Agreement including, without limitation, any such amounts incurred in connection with holding a security interest in the Collateral or otherwise relating to the Collateral, any costs of enforcement relating to the Collateral and anything done or omitted to be done in relation to the registration, perfection, release or discharge of security; provided that the foregoing indemnification shall not apply in respect of anything done, omitted to be done or permitted to be done by the Indenture Trustee arising from or in connection with its fraud, bad faith, wilful misconduct or gross negligence (as determined by a court of competent jurisdiction). This indemnification shall survive the termination or discharge of this Indenture and the resignation or replacement of the Indenture Trustee (and as collateral agent);
(j)notwithstanding any other provision of this Indenture, and whether such losses or damages are foreseeable or unforeseeable, the Indenture Trustee shall not be liable under any circumstances whatsoever for any (i) breach by any other party of securities law or other rule of any securities regulatory authority, (ii) lost profits or (iii) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages of any person;
(k)the Indenture Trustee shall not be required to give security for the execution of the trusts or its conduct or administration under this Indenture; and
(l)the Indenture Trustee will not be required to disburse money according to this Indenture except to the extent that money has been deposited with it.
1.8Resignation or Removal of Indenture Trustee; Conflict of Interest.
(a)The Indenture Trustee:
(i)may resign its trust upon giving sixty (60) days’ prior notice in writing to the Issuer, the Servicer and the Rating Agencies or such shorter notice as the Issuer and the Rating Agencies may accept as sufficient, provided that no such voluntary resignation shall be effective until a replacement Indenture Trustee acceptable to the Issuer and the Rating Agencies, acting reasonably, and that satisfies the requirements of Section 12.12 has been appointed and has executed a written agreement whereby such replacement Indenture Trustee agrees to assume the obligations of the Indenture Trustee hereunder.
(ii)may resign its trust upon giving ten (10) days’ prior notice in writing to the Issuer, the Seller, the Servicer and the Rating Agencies or such shorter notice as the Issuer and the Rating Agencies may accept as sufficient, if the Indenture Trustee, in its sole judgment, reasonably exercised, determines that its acting under this Indenture has resulted in its being in non-compliance with any Anti-Terrorism Laws, provided that (x) the Indenture Trustee’s written notice shall describe the circumstances of such non-compliance, and (y) if such circumstances are rectified to the Indenture Trustee’s satisfaction within such ten (10)-day period, then such resignation shall not be effective.
(iii)shall resign if a material conflict of interest arises in its role as a trustee under this Indenture that is not eliminated within ninety (90) days after the Indenture Trustee becomes aware that it has such a material conflict of interest; provided that no such resignation shall be effective until a replacement Indenture Trustee acceptable to the Issuer and the Rating Agencies, acting reasonably, and that

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satisfies the requirements of Section 12.12 has been appointed and has executed a written agreement whereby such replacement Indenture Trustee agrees to assume the obligations of the Indenture Trustee hereunder. Forthwith after the Indenture Trustee becomes aware that it has a material conflict of interest it shall provide the Issuer, the Servicer and the Rating Agencies with written notice of the nature of that conflict.
Upon resignation in accordance with this Section 12.8(a) or removal in accordance with Section 12.8(b), the Indenture Trustee shall be discharged from all further duties under this Indenture. If, notwithstanding the foregoing provisions of this Section 12.8(a), the Indenture Trustee has such a material conflict of interest, the validity and enforceability of this Indenture and of the Debt Obligations issued hereunder shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Indenture Trustee contravenes the foregoing provisions of this Section 12.8(a), any interested party may apply to a court of competent jurisdiction for an order that the Indenture Trustee be replaced as trustee hereunder. The Indenture Trustee represents to the Issuer and to each Debtholder that at the time of the execution and delivery hereof no material conflict of interest exists in the Indenture Trustee’s role as a fiduciary hereunder.
(b)The Debtholders of all outstanding Series and Classes may at any time, by Extraordinary Resolution, remove the Indenture Trustee and appoint a replacement Indenture Trustee.
(c)In the event of the Indenture Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Issuer shall forthwith appoint a replacement Indenture Trustee that is acceptable to the Rating Agencies, acting reasonably, and that satisfies the requirements of Section 12.12 unless a replacement Indenture Trustee has already been appointed by the Debtholders pursuant to Section 12.8(b); failing which the retiring Indenture Trustee, at the expense of the Issuer, or any Specified Creditor may apply to a judge of a court of competent jurisdiction, on such notice as such judge may direct, for the appointment of a replacement Indenture Trustee. Any replacement Indenture Trustee so appointed by the Issuer or by the Court shall be subject to removal by the Debtholders.
(d)The expense of any act, document or other instrument or thing required under this Section 12.8 will be satisfied from the Related Collateral according to their Related Proportionate Shares.
(e)Subject to Section 12.8(a), any successor Indenture Trustee shall, forthwith upon appointment, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the trusts hereunder, with like effect as if originally named as Indenture Trustee herein. Nevertheless, upon the written request of the successor Indenture Trustee or of the Issuer, the Indenture Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Indenture Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Indenture Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Indenture Trustee to the successor Indenture Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Issuer be required by any successor Indenture Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall, on the request of the successor Indenture Trustee, be made, executed, acknowledged and delivered by the Issuer.
1.9Authority to Carry on Business.
The Indenture Trustee represents to the Issuer that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in each of the provinces and territories of Canada and otherwise satisfies the requirements of Section 12.12. If, notwithstanding the provisions of this Section 12.9, the Indenture Trustee ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the Debt Obligations issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Indenture Trustee shall, within ninety (90) days after ceasing to be authorized to carry on a trust business as contemplated hereby in each of the provinces and territories of Canada, either become so authorized or resign in the manner and

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with the effect specified in Section 12.8 and subject to the provisions thereof in respect of the date on which such resignation will be effective.
1.10Authorization for Quebec Security.
For greater certainty and without limiting the powers of the Indenture Trustee herein and for purposes of constituting security on any of the Issuer’s property in the Province of Quebec as security for the due payment of all Obligations Secured and the performance by the Issuer of all of the obligations of the Issuer contained herein, the Issuer and the Indenture Trustee hereby acknowledge that the Indenture Trustee shall, for purposes of holding any security granted by the Issuer on any of the Issuer’s property pursuant to the laws of Quebec, be the holder of an irrevocable power of attorney for all present and future Specified Creditors. The Indenture Trustee hereby agrees to act in such capacity for the benefit of all present and future Specified Creditors for purposes of holding any security on any of the Issuer’s property. The purchase of any Note by any Noteholder or the making of any Account by any Funding Provider shall constitute ratification by such Noteholder or Funding Provider, as the case may be, of the power of attorney of the Indenture Trustee constituted hereunder and the incurrence of any debt by the Issuer with the other Specified Creditors pursuant to the applicable Program Agreement shall constitute such ratification by such Specified Creditor of such power of attorney constituted hereunder.
1.11Successor Indenture Trustee By Merger.
If the Indenture Trustee consolidates with, amalgamates, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting successor or transferee corporation without any further act, formality or instrument shall be the successor Indenture Trustee under this Indenture and each other Program Agreement to which the Indenture Trustee is a party; provided, that such corporation shall be otherwise qualified and eligible under Section 12.12. The Indenture Trustee shall provide the Related Rating Agencies and the Issuer written notice of any such transaction and agrees that any successor to its trust business will execute an assumption of the Indenture Trustee’s obligations hereunder and will execute and deliver any necessary new transfers of the Collateral to the successor of the Indenture Trustee.
In case at the time such successor(s) by amalgamation, merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been certified but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so certified; and in case at that time any of the Notes shall not have been certified, any successor to the Indenture Trustee may certify such Notes either in the name of any predecessor trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.
1.12Eligibility; Disqualification.
The Indenture Trustee must at all times (a) be a corporation organized under the laws of Canada or any province thereof, (b) be licensed, qualified or authorized to carry on business in all provinces and territories of Canada, (c) be authorized under such laws to exercise corporate trust powers, (d) be subject to supervision or examination by federal or provincial authority, (e) either (i) have a combined capital and surplus set forth in its most recent financial statements of at least $50,000,000; (ii) be a wholly-owned direct or indirect subsidiary of a Canadian chartered bank listed in Schedule I of the Bank Act (Canada) or a United States banking or trust institution, (iii) have long-term unsecured debt obligations that are rated by each of the Rating Agencies in a generic rating category which denotes investment grade, (iv) have its obligations hereunder guaranteed by a Canadian or United States entity which has long-term unsecured debt obligations that are rated by each of the Rating Agencies in a generic rating category which denotes investment grade or (v) otherwise be satisfactory to the Rating Agencies, and (f) be a resident of Canada for purposes of the Income Tax Act (Canada).
1.13Acceptance of Trusts by Indenture Trustee.
The Indenture Trustee hereby accepts the trusts in this Indenture declared and provided and agrees to perform the same upon the terms and conditions herein set forth.

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1.14Confidentiality.
At all times (including, without limitation, at any time after the Indenture Trustee should resign or be discharged from the trusts and powers reposed in or conferred on it by this Indenture), the Indenture Trustee (or the trustee so resigning and being discharged, as the case may be) will treat as confidential for a period of two (2) years from the date of effectiveness of its resignation or removal all information relating to the Issuer, the Issuer Property and the transactions contemplated by the Program Agreements obtained by it in its capacity as Indenture Trustee. The Indenture Trustee shall have the right to disclose any information disclosed or released to it if in the opinion of legal Counsel to the Indenture Trustee it is required to disclose such information under any applicable laws, court order or administrative directions provided that the Indenture Trustee uses its best efforts to give prior written notice to the Issuer and the Servicer prior to making any such disclosure and uses reasonable efforts to accommodate any requests made by the Issuer or the Servicer with respect to the form or scope of any such disclosure, subject to its obligation to comply with law. The Indenture Trustee shall not be responsible or liable to any party for any loss or damage arising out of or in any way sustained or incurred or in any way relating to such disclosure.
1.15Appointment of Co-Trustee or Separate Indenture Trustee.
(a)Notwithstanding anything to the contrary contained herein or in any Related Supplement, the parties hereto agree that (i) a U.S. Indenture Trustee may be appointed (along with the Indenture Trustee) as a co-trustee with respect to a particular Series of Debt Obligations pursuant to the terms of the Related Supplement, (ii) such co-trustee appointment may be general in nature or for a particular purpose, and (iii) a U.S. Indenture Trustee may delegate to the Indenture Trustee, as agent for and on behalf of such U.S. Indenture Trustee, any of the rights or duties of such U.S. Indenture Trustee hereunder or under any Related Supplement; provided, however, that, with respect to any such delegation (x) the Security Interest granted under the Related Supplement by the Issuer to such U.S. Indenture Trustee are not being delegated in any manner, (y) such U.S. Indenture Trustee shall remain liable as trustee hereunder and under any Related Supplement despite such delegation, and (z) such delegation may be revoked by such U.S. Indenture Trustee at any time.
(b)A U.S. Indenture Trustee shall, to the extent permitted by applicable law, be appointed and act subject to the following provisions and conditions:
(i)all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such U.S. Indenture Trustee jointly (it being understood that such U.S. Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except as expressly permitted in a Related Supplement or to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer’s property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such U.S. Indenture Trustee;
(ii)where such U.S. Indenture Trustee has been appointed in a Related Supplement, then any reference to the Indenture Trustee in Article 4, Sections 5.1, 6.1(j), 6.1(m), 6.3, 8.1(b) and 8.2, Article 9, Article 10, Article 12 (except this Section 12.15) and Article 15 of this Indenture shall be deemed to also include such U.S. Indenture Trustee as if that U.S. Indenture Trustee was a signatory to this Indenture for purposes of those Sections and Articles; provided that in the case of any conflict between a Related Supplement and those Sections and Articles, the Related Supplement shall govern; and
(iii)such U.S. Indenture Trustee hereunder shall not be personally liable by reason of any act or omission of any other trustee hereunder.
(c)Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any U.S. Indenture Trustee shall refer

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to this Indenture and the conditions of this Article 12. Any U.S. Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.
(d)Any U.S. Indenture Trustee may at any time appoint the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by applicable law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any U.S. Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by applicable law, without the appointment of a new or successor trustee.
(e)All such appointments made in accordance with this Section 12.15 shall be subject to the approval of the Issuer. The Issuer will give prior written notice of the appointment of any separate trustee or co-trustee to each Rating Agency.
1.16General Provisions as to Certificates, Opinions, Etc.
(a)Each Certificate of the Issuer, Opinion of Counsel and report or confirmation required under or referred to in this Indenture or furnished in connection with any application or Written Order made to the Indenture Trustee or any Noteholder pursuant to any provisions of this Indenture shall specify the Section under which such certificate, opinion, report, confirmation, approval, application or Written Order is being made and shall include:
(i)a statement that the Person signing such certificate or giving such report, confirmation, approval or opinion has read and is familiar with those provisions of this Indenture relating to the conditions precedent with respect to compliance with which such evidence is being given; and
(ii)a statement that, in the belief of the Person giving the evidence, he or she has made such examination or investigation as is necessary to enable him to make the statements or give the opinions contained or expressed therein.
(b)Whenever the delivery of a certificate, opinion, report, confirmation or approval is a condition precedent to the taking of any action by the Indenture Trustee under this Indenture, the truth and accuracy of the facts and opinions stated in such certificate, opinion, report, confirmation or approval shall in each case be conditions precedent to the right of the Issuer to have such action taken. The Indenture Trustee has the right not to act except upon receipt of any authorized documents required to be delivered to the Indenture Trustee pursuant to the terms of this Indenture in connection with such action.
(c)Any application, written demand, statement, request, notice, designation, direction, nomination or other instrument to be made by the Issuer under any of the provisions hereof shall, unless otherwise provided, be deemed sufficiently made and executed if executed by any officer of the General Partner, in its capacity as general partner of the Issuer.
(d)Any Certificate of the Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon information with respect to the Issuer, the General Partner any other Person which is in possession of the Issuer, the General Partner or such other Person, or upon the certificate or opinion of or representations by an officer or officers of the Issuer or by any Person serving in such capacity unless such Counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

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(e)Counsel in giving any opinion under this Indenture may rely in whole or in part upon the opinion of other counsel, provided that Counsel shall consider such other counsel as one upon whom he or she may properly rely.
(f)Any certificate of any expert, if it relates to matters outside of such expert’s competence or responsibility, may be based upon a certificate or opinion of or upon representations by Counsel or some other qualified expert, unless such first-mentioned expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous. The Indenture Trustee, acting reasonably, shall have the right to require further documentation evidencing such compliance.
(g)Wherever applicable legislation requires that evidence be in the form of a statutory declaration, the Indenture Trustee may accept such statutory declaration in lieu of a Certificate of the Issuer.
Article 13
SUPPLEMENTAL INDENTURES AND AMENDMENTS
1.1Supplemental Indentures.
(a)From time to time, the Indenture Trustee and the Issuer may, in addition to any Related Supplements, without the consent of the Specified Creditors, make, execute, acknowledge and deliver deeds or indentures supplemental hereto which thereafter will form part hereof, for any one or more of the following purposes:
(i)correcting or amplifying the description of any property in which security is specifically granted or intended so to be;
(ii)adding to the limitations or restrictions herein specified further limitations or restrictions thereafter to be observed upon the amount of the issue of Debt Obligations hereunder or upon the dealing with the property of the Issuer, or upon the release of property forming part of the Collateral; provided that, in each case, the Indenture Trustee, relying on the advice of Counsel, is of the opinion that the further limitations or restrictions will not be prejudicial to the interests of the Specified Creditors;
(iii)adding to the covenants of the Issuer herein contained for the protection of the Specified Creditors or providing for Related Events of Default in addition to those herein specified;
(iv)making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Notes which do not affect the substance thereof and which, in the opinion of the Indenture Trustee, are expedient to make, if the Indenture Trustee, relying on the advice of Counsel, is of the opinion that the provisions and modifications will not be prejudicial to the interests of the Specified Creditors;
(v)evidencing the succession, or successive successions, of any other Person to the Issuer or the General Partner and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture; or
(vi)any other purposes considered appropriate by the Indenture Trustee, relying on the advice of Counsel and with the prior written consent of the Related Rating Agencies, which are not prejudicial to the rights and interests of the Specified Creditors, provided, however, that no such amendment will:

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(i)reduce in any manner the amount of or delay the time or alter the priority of any payments (whether principal, interest or otherwise) to be made to the holders of Notes then outstanding of a Series or Class of Notes or the Funding Providers of Loans then outstanding of a Series or Class of Loans, as applicable, or deposits of amounts to be so paid, without the consent of each affected holder of a Note then outstanding of such Series or Class of Notes or each affected Funding Provider of a Loan then outstanding of such Series or Class of Accounts, as applicable;
(ii)change the definition of or the manner of calculating amounts to which any holder of Notes or Funding Provider of a Loan then outstanding, as applicable, is entitled under this Indenture and the Related Supplement, without the consent of each affected holder of Notes then outstanding of the related Series or Class of Notes or each affected Funding Provider under Loans then outstanding of the related Series or Class of Accounts, as applicable;
(iii)result in the downgrade or withdrawal by the Related Rating Agencies of their respective ratings, if applicable, of Notes or Accounts of an applicable Series or Class of Notes or Accounts without the consent of the holders of Notes or Funding Providers of Loans then outstanding of such Series or Class expressed by an Extraordinary Resolution; or
(iv)change the consent requirements referred to in clauses (i), (ii) or (iii) above or reduce the specified percentage of the aggregate unpaid principal amount of Notes or Accounts then outstanding of a Series or Class of Notes or Accounts or all applicable Series of Notes or Accounts then outstanding, as the case may be, required to consent to any such amendment, without the consent of each affected holder of a Note then outstanding or each affected Funding Provider of a Loan outstanding, as the case may be, who is present in person or by proxy at meeting of such holders of Notes or Funding Providers called to consent to such reduction or pursuant to a document or documents in writing signed by each affected holder of Notes then outstanding of such Series or Class of Notes or all applicable Series of Notes or each affected Funding Provider under Loans then outstanding of such Series or Class or all applicable Series of Loans then outstanding, as the case may be, provided, however, that the Indenture Trustee may, in its sole discretion, decline to enter into any such supplemental indenture which may not afford to it adequate protection at such time when it becomes operative.
(b)Subject to Section 11.11(b), amendments to this Indenture for any purpose other than specified above may be made by the Indenture Trustee and the Issuer upon (a) satisfaction of the Rating Agency Condition, as applicable in respect of any rated Debt Obligations, and (b) receipt of an Extraordinary Resolution of each Class of adversely affected holders of Debt Obligations.
1.2Automatic Amendment.
Upon the General Partner ceasing to be the general partner of the Issuer, this Indenture will be automatically amended to delete any reference to the name of the general partner so ceasing to be the general partner of the Issuer and to substitute therefor the name or names of the successor general partner or general partners as the continuing general partner or general partners of the Issuer, as the case may be.
1.3Amendments to Program Agreements.
(a)Subject to Section 13.3(c), the Indenture Trustee will from time to time, upon receipt of a Written Order, enter into or consent to, as applicable, any proposed amendment, modification, termination or waiver of, or any proposed postponement of compliance with, any provision of any Program Agreement, which action may be taken without the necessity of obtaining the consent of the Related Specified Creditors with respect to any and all Series of Debt Obligations if (a) the Issuer has delivered a Certificate of the Issuer certifying that such amendment, modification, termination, waiver or postponement would

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not materially or adversely affect the interests of the holders of the Debt Obligations then outstanding of any and all Series, and (b) the Issuer has given prompt prior written notice of such proposed action to the Rating Agencies and, within ten (10) days of receipt of such notice, no Rating Agency has indicated its disagreement with the Issuer’s certification described in the foregoing clause (a); provided further that if, in the opinion of the Indenture Trustee, relying on the advice of Counsel, such amendment, modification, termination, waiver or postponement would materially or adversely affect the interests of any Debtholders, the Indenture Trustee will not enter into or consent to, as applicable, such amendment, modification, termination, waiver or postponement without, (y) satisfaction of the Rating Agency Condition, as applicable in respect of any rated Debt Obligations, and (z) subject to Section 13.3(b), the consent of the holders of Debt Obligations of the Series or Class that would be materially adversely affected, as evidenced by an Extraordinary Resolution of the holders of each such Series or Class, as the case may be. Notwithstanding the foregoing, the Indenture Trustee may decline to enter into or consent to, as applicable, a proposed amendment, modification, termination or waiver of, or a proposed postponement of compliance with, any such Program Agreement that adversely affects its own rights, duties or immunities under this Indenture or otherwise.
(b)Notwithstanding anything in Section 13.3(a) to the contrary, no proposed amendment, modification, termination, waiver of, or any postponement of compliance with, any Program Agreement may be entered into or consented to, as applicable, pursuant to Section 13.3(a) which would materially adversely affect the interests of any Related Specified Creditor in respect of a Series of Debt Obligations and whose consent to such proposed amendment, modification, termination waiver or postponement is expressly required under the Related Supplement, without the consent of such Related Specified Creditor.
(c)It shall not be necessary for the consent of the holders of Debt Obligations of any Series of Debt Obligations under this Section 13.3 or, unless otherwise provided in a Related Supplement, the other Related Specified Creditors with respect to any such Series of Debt Obligations whose consent is required as contemplated in Section 13.3(b), to approve the particular form of any proposed amendment, modification, termination, waiver or postponement, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Indenture Trustee, relying upon the advice of Counsel, may prescribe from time to time.
Article 14
NOTICES
1.1Notice to Issuer and General Partner.
Any notice, document or other communication required or permitted to be given or delivered to the Issuer or the General Partner hereunder shall, unless otherwise stated herein, be in writing (including photocopy, facsimile, electronic mail or other digital communication) and sent at the addresses indicated below. All such notices shall, if given after normal business hours, be deemed to have been given on the next Business Day:
To the Issuer:
[***]

    To the General Partner:

[***]

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1.2Notice to Indenture Trustee.
Any notice, document or other communication required or permitted to be given or delivered to the Indenture Trustee hereunder shall, unless otherwise stated herein, be in writing (including photocopy, facsimile, electronic mail or other digital communication) and sent at the addresses indicated below:
[***]

All such notices shall, if given after normal business hours, be deemed to have been given on the next Business Day.
1.3Notice to Noteholders.
Any notice, document or other communication required or permitted to be given or delivered hereunder to the holders of Notes in registered form will be deemed to be validly given electronically by the applicable procedures of the applicable Clearing Agency, or if sent to a destination within Canada by first class mail and if sent to a destination outside of Canada by airmail, postage prepaid in each case, or sent by facsimile transmission or electronic messaging system and confirmed by first class mail in the case of a destination within Canada and airmail in the case of a destination outside of Canada, addressed in each case to the Noteholder at its post office address appearing in the Note Register. Every notice sent by mail will be deemed to have been given on the fifth Business Day following the mailing of the same, unless at the time or within five (5) Business Days following the mailing of the same, postal service is disrupted in which case notice shall be effectively given only when received or in the case of advertisement, on the day following the day on which it is first advertised. Every notice sent by facsimile transmission or electronic messaging system on a day other than a Business Day or after the normal business hours of the recipient on a Business Day shall be deemed to have been given on the next Business Day.
1.4Notice to Other Specified Creditors.
Any notice, document or other communication required or permitted to be given or delivered to (i) a Funding Provider will be given in accordance with the Related Credit Agreement; (ii) a Credit Enhancer will be given in accordance with the Related Credit Enhancement Agreement; (iii) a Servicer will be given in accordance with the Related Purchased Asset Sale Agreement; (iv) a Seller will be given in accordance with the Related Purchased Asset Sale Agreement; and (v) a Swap Counterparty will be given in accordance with the Related Hedging Agreement.
1.5Notice to Rating Agencies.
Any notice, document or other communication required or permitted to be given or delivered to the Rating Agencies hereunder shall, unless otherwise stated herein, be in writing (including photocopy, facsimile, electronic mail or other digital communication) and sent at the applicable addresses provided to the parties hereto by the Rating Agencies from time to time. All such notices delivered after normal business hours shall be deemed to have been given on the next Business Day.
1.6Change of Address.
Any Person referenced above may from time to time notify any other interested Person, in accordance with the provisions hereof, of any change of address which thereafter, until changed by like notice, shall be the address of such Person for all purposes of this Indenture.
Article 15
GENERAL
1.1Evidence of Rights of Specified Creditors.
Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be executed by the Specified Creditors may be in any number of concurrent instruments of similar tenor and may be signed or executed by the Specified Creditors in person or by attorney duly appointed in writing. The Indenture Trustee may act and rely upon any of the following as proof of the execution of any

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instrument or of a writing appointing an attorney and will not be bound to make any investigation into the facts or matters stated in any such documents:
(a)the certificate of a notary public or other officer, authorized to take acknowledgements of deeds to be recorded at the place where the certificate was made, to the effect that the Person signing the instrument or writing acknowledged to him the execution thereof;
(b)any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties; or
(c)an affidavit of a witness of the execution.
1.2Issuer Obligation.
No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Debt Obligations or the other debts, liabilities or obligations of the Issuer to the other Specified Creditors under this Indenture, any Supplement, any Related Program Agreement or any certificate or other writing delivered in connection herewith or therewith, against: (i) either the Indenture Trustee or the General Partner in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or the General Partner (iii) any partner, owner, beneficiary, officer, director, employee, representative or agent of: (a) either the Indenture Trustee or the General Partner in its individual capacity, (b) any owner of a beneficial interest in the General Partner or the Indenture Trustee, or (c) of any successor or assign of either the Indenture Trustee or General Partner in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Indenture Trustee nor the General Partner in its individual capacity have such obligations).
1.3No Petition.
The Indenture Trustee, by entering into this Indenture, and each Debtholder and other Specified Creditor, by accepting, making or acquiring a Debt Obligation or becoming a Specified Creditor, hereby covenants and agrees that they will not at any time institute or encourage against the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity, or join or acquiesce in any institution against the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity, of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings against the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity, under any federal or provincial bankruptcy, insolvency, winding-up or similar law in connection with any obligations relating to the Obligations Secured, this Indenture or any of the other Program Agreements. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuer or the General Partner by any Person other than the Indenture Trustee. Notwithstanding anything to the contrary contained in this Indenture, no Supplement or other supplemental indenture hereto may modify or amend this Section 15.3 with respect to rights of the Debtholders or the rights of any other Specified Creditors. Notwithstanding any prior termination of this Indenture, each Specified Creditor and its respective successors and permitted assigns (whether absolutely or by way of security), by accepting the benefits of this Indenture, hereby covenants and agrees that, except in the case of the Indenture Trustee in connection with the enforcement of its rights and remedies under Article 10 or, except in the case of a Specified Creditor, as provided for in Section 10.1, they will not at any time before or within one year and one day after the termination of this Indenture institute against the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any Canadian federal or provincial or foreign bankruptcy, insolvency, arrangement or similar laws, now or hereafter in effect, or otherwise take any action to prompt a Receiver of the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity, or any substantial part of the Collateral, or order the winding-up or liquidation of the affairs of the Issuer or the General Partner, either in its capacity as the general partner of the Issuer or in its own capacity.
1.4Limited Recourse and Subordination.
The Indenture Trustee, by entering into this Indenture, and each Debtholder and other Specified Creditor, by accepting, making or acquiring a Debt Obligation or becoming a Specified Creditor, acknowledges and agrees that the Obligations Secured represent indebtedness of the Issuer and do not represent an

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interest in any assets (other than the Related Collateral for such Obligations Secured) of the Issuer (including by virtue of any deficiency claim in respect of Related Obligations Secured not paid or otherwise satisfied from the Related Collateral for such Obligations Secured and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent the Issuer enters into other securitization transactions or issues any other Series of Debt Obligations, the Indenture Trustee as well as each Related Specified Creditor acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) of the Issuer other than the Related Collateral for such Series and the Related Obligations Secured. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this section, the Indenture Trustee or any Related Specified Creditor either (i) asserts an interest or claim to, or benefit from, assets of the Issuer other than the Related Collateral for the Related Obligations Secured due or owing to the Indenture Trustee or such Related Specified Creditor (“Other Assets”), or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of bankruptcy or insolvency laws or otherwise, and whether deemed asserted against or through the Issuer or any other Person, the Indenture Trustee and each such Related Specified Creditor further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Issuer which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including bankruptcy or insolvency laws, and whether asserted against the Issuer or any other Person). Each Specified Creditor further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 15.4 and the terms of this Section 15.4 may be enforced by an action for specific performance.
1.5Foreign Currency Obligations.
The Issuer shall make payment relative to each Debt Obligation in the currency (the “Original Currency”) in which the Issuer is required to pay such Debt Obligation. If the Issuer makes payment relative to any Debt Obligation to the Indenture Trustee or a Debtholder in a currency other than the Original Currency (whether voluntary or pursuant to an order or judgement of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of the Issuer in respect of such Debtholder only to the extent of the amount of the Original Currency which such Person is able to purchase at Toronto, Ontario with the amount such Person receives on the date of receipt of such Debt Obligations, the Issuer shall indemnify and save such Person harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained herein or otherwise, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such Person and shall continue in full force and effect notwithstanding any judgement or order in respect of any amount due hereunder or under any judgement or order.
1.6Third Party Beneficiaries.
This Indenture specifically provides benefits and rights to Persons that are not parties or signatories to it. Such Persons are entitled to rely on this Indenture in any action, suit, proceeding, hearing or other forum to recognize or enforce their specified benefits and rights. The Issuer and the Indenture Trustee reserve their rights to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Indenture to any Person who is not a party or signatory to this Indenture, without notice to or consent of that Person. To the extent necessary to allow any such Person to take full advantage of these rights in any action, suit, proceeding, hearing or other forum, the Indenture Trustee undertakes that it is trustees and agent of any rights granted to such Person under this Indenture for the benefit of such Person.
1.7Formal Date.
For the purposes of convenience, this Indenture may be referred to as being a formal date of December 9, 2021 irrespective of the actual date of execution hereof.
1.8Force Majeure
No party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of force majeure, such as acts of God, riots, terrorism, acts of war, epidemics or pandemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or

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communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.
1.9Execution in Counterparts.
This Indenture or any amendment may be executed in any number of counterparts (including counterparts by facsimile, electronic transmission and email in PDF or similar transmissions) each of which, when so executed, shall be deemed to be an original and which counterparts together shall constitute one and the same agreement.
1.10Delivery of Executed Copies.
Each party acknowledges delivery of a fully executed copy of this Indenture.
[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Indenture.

FLEXITI SECURITIZATION GENERAL PARTNER INC., as General Partner, in its own right
Per:
Name:
Title:

Per:
Name:
Title:

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FLEXITI SECURITIZATION LIMITED PARTNERSHIP, as Issuer, by its general partner, FLEXITI SECURITIZATION GENERAL PARTNER INC.
Per:
Name:
Title:

Per:
Name:
Title:

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COMPUTERSHARE TRUST COMPANY OF CANADA, as Indenture Trustee
Per:
Name:
Title:

Per:
Name:
Title:

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